UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6485

Seligman Global Fund Series, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code:        (212) 850-1864

Date of fiscal year end:           10/31

Date of reporting period:        10/31/04

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
Global Fund Series, Inc.

Emerging Markets Fund

Global Growth Fund

Global Smaller Companies Fund

Global Technology Fund

International Growth Fund

Annual Report
October 31, 2004

Investing Around
the World for
Capital Appreciation

J. & W. Seligman & Co.
Incorporated
Established 1864
100 Park Avenue, New York, NY 10017

Seligman
140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

Your annual shareholder report for Seligman Global Fund Series, Inc., covering the fiscal year ended October 31, 2004, follows this letter. This report contains interviews with the Funds’ Portfolio Managers and audited financial statements, as well as the Funds’ investment results and portfolios of investments.

Thank you for your continued support of Seligman Global Fund Series, Inc. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

December 23, 2004

Manager	Shareholder Service Agent
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.
100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017

General Distributor	General Counsel
Seligman Advisors, Inc.	Sullivan & Cromwell LLP
100 Park Avenue
New York, NY 10017	Independent Registered Public
Accounting Firm
Subadviser	Deloitte & Touche LLP
Subadviser (to Seligman Emerging Markets Fund,
Seligman Global Growth Fund, Seligman Global
Smaller Companies Fund, and Seligman International
Growth Fund)

Wellington Management Company, LLP 75 State Street Boston, MA 02109

1

Performance Summary

Seligman Emerging Markets Fund

For the year ended October 31, 2004, Seligman Emerging Markets Fund posted a total return of 18.55%, based on the net asset value of Class A shares (excluding sales charges). During the same time period, the Lipper Emerging Markets Funds Average returned 19.53% and the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index returned 19.40%.

Seligman Global Growth Fund

For the year ended October 31, 2004, Seligman Global Growth Fund posted a total return of 17.71%, based on the net asset value of Class A shares (excluding sales charges). This compares to the 11.88% total return of the Fund’s peers, as measured by the Lipper Global Funds Average, the 13.76% total return of the Morgan Stanley Capital International (MSCI) World Index, and the 8.42% return of the MSCI World Growth Index during the same time period.

Seligman Global Smaller Companies Fund

For the year ended October 31, 2004, Seligman Global Smaller Companies Fund posted a total return of 16.04%, based on the net asset value of Class A shares (excluding sales charges). During the same period, the Lipper Global Small Cap Funds Average returned 14.12%, the Citigroup Broad Market Less Than US $2 Billion Index returned 18.56%, and the Citigroup Extended Market Index World returned 22.82%.

Seligman Global Technology Fund

For the year ended October 31, 2004, Seligman Global Technology Fund posted a total return of (2.54)%, based on the net asset value of Class A shares (excluding sales charges). During the same time period, the Lipper Science & Technology Funds Average returned (3.14)%, the Lipper Global Funds Average returned 11.88%, and the MSCI World Index returned 13.76%.

Seligman International Growth Fund

During the year ended October 31, 2004, Seligman International Growth Fund posted a total return of 21.31%, based on the net asset value of Class A shares (excluding sales charges). During the same time period, the Lipper International Funds Average returned 16.12%, and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index returned 19.27%.

2

Benchmarks

Averages

Lipper Emerging Markets Funds Average— This average comprises mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This average comprised 193 mutual funds at 10/31/04.

Lipper International Funds Average— This average comprises mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average comprised 901 mutual funds at 10/31/04.

Lipper International Multi-Cap Growth Funds Average— This average comprises mutual funds which invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This average comprised 169 mutual funds at 10/31/04.

Lipper Global Funds Average— This average comprises mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average comprised 338 mutual funds at 10/31/04.

Lipper Global Large-Cap Growth Funds Average— This average comprises mutual funds which invest at least 75% of their portfolios in equity securities both inside and outside of the US with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/ Citigroup World Broad Market Index. Large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI. This average comprised 50 mutual funds at 10/31/04.

Lipper Global Small/Mid-Cap Core Funds Average— This average comprises mutual funds which invest at least 75% of their portfolio in equity securities both inside and outside of the US with market capitalizations (on a three-year weighted basis) less than the 500th largest company in the S&P/ Citigroup World Broad Market Index. Small/mid-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI. This average comprised 17 mutual funds at 10/31/04.

Lipper Science & Technology Funds Average— This average comprises mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average comprised 322 mutual funds at 10/31/04.

Lipper Global Small Cap Funds Average— This average comprises mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US$1 billion at the time of purchase. This average comprised 56 mutual funds at 10/31/04.

Indices

Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) — This is a market-capitalization-weighted equity index comprising 21 countries and representing the developed stock markets outside North America.

MSCI World Index — This is a market-capitalization-weighted equity index comprising 23 countries and representing the world’s developed stock markets.

MSCI World Growth Index — This is a market-capitalization-weighted equity index comprising 23 countries and representing “growth” (high price to book value) securities in the world’s developed stock markets.

MSCI Emerging Markets Free Index — This is a market-capitalization-weighted equity index comprising 26 countries and representing the investment opportunities in the developing world available to foreign investors.

Citigroup Extended Market Index World — This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Citigroup World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 23 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US$100 million.

Citigroup Broad Market Index Less Than US $2 Billion Index— This index represents the entire universe of institutionally investable securities with a total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion.

Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Citigroup.

The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages exclude the effect of sales charges and taxes, and the performance of the indices exclude the effect of taxes, fees, and sales charges. Investors cannot invest directly in an average or an index.

The Citigroup Broad Market Less Than US $2 Billion Index is the benchmark used by Wellington Management to measure its performance and has replaced the Citigroup Extended Market Index World.

3

Investment Report
Seligman Emerging Markets Fund

How did Seligman Emerging Markets Fund perform during the fiscal year ended October 31, 2004?

For the year ended October 31, 2004, Seligman Emerging Markets Fund posted a total return of 18.55%, based on the net asset value of Class A shares. During the same time period, the Lipper Emerging Markets Funds Average returned 19.53% and the MSCI EMF Index returned 19.40%.

What market conditions and events materially affected the performance of the Fund during the fiscal year ended October 31, 2004?

The rally in emerging markets which began during the second half of 2003 hit a slow patch in the second quarter of 2004. This weak performance of the emerging markets during the second quarter coincided with weakness in Asia, primarily due to the sharp post-election sell-off in India and large drops in the South Korean and Taiwanese equity markets. This weakness, however, did not last long, as we have seen a rebound in emerging market equities over the last few months. The combination of accelerating global growth, low interest rates, a weak US dollar and ample liquidity has been very positive for emerging markets over the last twelve months.

What investment strategies or techniques materially affected the Fund’s performance during the period?

Fund strategy at this point in the economic cycle has been to favor companies with sustainable growth drivers that are expected to be less cyclical in nature. From a sector perspective, we saw the greatest opportunity in domestically-oriented companies that benefit from the superior domestic growth rates of emerging economies, rising real incomes of local workers, and growth in consumer credit.

For the period under review, the Fund’s largest differences versus the MSCI benchmark were sector-based — cyclical areas such as materials, energy, and industrials were underweighted in favor of more domestically-oriented sectors, including telecommunications services and consumer discretionary, which had been overweighted. During the one-year period, the Fund’s relative performance was positively impacted by strong stock selection in the telecommunications services and materials sectors, while weak stock selection in the consumer discretionary and financials sectors hurt performance for the period. From a regional perspective, the Fund ended the period with an underweighted position in Asia and Latin America and an overweighted allocation to emerging European countries like Turkey and Russia.

During the year, the Fund benefited from its large and growing overweighting in cellular telecommunications stocks. We continue to believe that the market is underestimating the growth potential of such companies, which will be driven by land line-to-mobile phone substitution and initial network build-out. Our largest holdings in this sector are Russian, Mexican, Egyptian, and Indian wireless telecommunications services companies. The Fund also owns cellular operators in Argentina, China, South Africa, Turkey, and South Korea. In the materials sector, strong holdings such as a South Korean chemical company, a South Korean metals and mining company, and a South African metals and mining company were additive to relative performance for the period.

Despite an overweighting in the consumer discretionary sector, holdings such as Thai, Taiwanese, and South Korean consumer durables companies negatively impacted performance for the period. In the financials sector, Asia-based financial companies such as an Indian commercial bank, a South Korean capital markets company, and a South Korean diversified financials company were weak performing holdings during the period.

Fund Objective

Seligman Emerging Markets Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

Seligman Emerging Markets Fund is managed by Vera M. Trojan of Wellington Management Company, LLP. She is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

4

Investment Report
Seligman Global Growth Fund

How did Seligman Global Growth Fund perform during the fiscal year ended October 31, 2004?

For the year ended October 31, 2004, Seligman Global Growth Fund posted a total return of 17.71%, based on the net asset value of Class A shares. During the same time period, the Lipper Global Funds Average returned 11.88%, the MSCI World Index returned 13.76%, and the MSCI World Growth Index returned 8.42%.

What market conditions and events materially affected the performance of the Fund during the fiscal year ended October 31, 2004?

Over the past twelve months, there had been mounting evidence that a global economic recovery was taking hold. This recovery was accompanied by low inflation levels worldwide with major central banks keeping interest rates low during the early part of 2004. As the year progressed, high oil and commodity prices began taking a toll on global economic activity. This resulted in a period of synchronized slowing in the major world economies. Further, to thwart inflationary pressures in the face of this economic slowdown, many countries have begun to tighten monetary and fiscal policies. Nowhere has this been more evident than in the US economy, where we have seen three 0.25% rate hikes by the US Federal Reserve during the reporting period, as well as two additional 0.25% increases in November and December 2004. Throughout the twelve months, the Fund was positioned in those sectors like information technology, health care and industrials, where we believe that through our focus on stock and sector selections and intense bottom up research we can add value.

What investment strategies or techniques materially affected the Fund’s performance during the period?

Strong stock selection in the information technology and health care sectors helped performance during the period. Despite a significant overweighting and strong stock selection in the information technology sector for the twelve month period, we did trim our holdings in Asian technology names during the second quarter of 2004 due to the strong market correction in these names during that period. Strong contributors to relative performance in this sector included a Canadian communications equipment company, a US computers and peripherals company, and a Swedish communications equipment company. Further, avoiding a large US semiconductor company helped relative returns in this sector.

In the health care sector, the Fund’s holding in an out-of-benchmark Irish pharmaceutical company was a strong performer for the period. We believe that our holding of this company epitomizes the cornerstone of our investment philosophy: stock selection. We purchased this company on the brink of bankruptcy on the belief that the company’s research and development pipeline remained strong. Other strong performers in the health care sector included a US pharmaceutical company and a US medical devices company.

The financials sector continues to be the largest relative sector underweighting in the Fund. Since the bursting of the technology bubble in 2000, the financials sector is one of the only areas globally that has not reduced capacity. Historically, this overca-pacity has led to price pressure, sub-par lending, and missed earnings. Because of these issues, we looked for (and continue to seek out) strong companies who are able to sustain their growth in this environment. Our holdings in the financials sector include a large US diversified financials company and a German insurer. Weak stock selection in the financials sector negatively impacted relative performance.

The Fund’s relative performance was also negatively impacted by weak stock selection and an underweighted allocation to the strong-performing energy sector. The high oil and commodity prices that have plagued the global economy during the period have been a boon for energy companies. Despite our underweighting in this sector, we did hold an overweighted position in a French oil and gas company, which was a strong performer. Relative performance was also hurt by our picks in the industrials sector.

Fund Objective

Seligman Global Growth Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.

Seligman Global Growth Fund is managed by Andrew S. Offit of Wellington Management Company, LLP. He is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

5

Investment Report
Seligman Global Smaller Companies Fund

How did Seligman Global Smaller Companies Fund perform during the fiscal year ended October 31, 2004?

For the year ended October 31, 2004, Seligman Global Smaller Companies Fund posted a total return of 16.04%, based on the net asset value of Class A shares. During the same time period, the Lipper Global Small Cap Funds Average returned 14.12% and the Citigroup Broad Market Less Than US $2 Billion Index returned 18.56%.

What market conditions and events materially affected the performance of the Fund during the fiscal year ended October 31, 2004?

For the period under review, market returns were strongest in the smaller-cap ranges, and value stocks generally outperformed growth stocks for the year. With respect to sectors, energy and natural resources stocks led the way, while the information technology and telecommunications services sectors were the weakest. Energy and natural resources stocks benefited from a falling dollar and growing demand from China, as well as from the unfolding global economic expansion. The pace of the global economic expansion increased during the first half of 2004, but then began to moderate by the end of October 2004. To preempt the build-up of inflationary pressures, the US, UK, and China all began to tighten monetary and fiscal policies. High commodity and record oil prices further dampened the pace of global economic activity. On the positive side, corporate profits remained strong throughout the period.

What investment strategies or techniques materially affected the Fund’s performance during the period?

The Fund benefited from an overweighted position and strong stock selection within the energy sector. Strong performers for the Fund within this sector included three US energy companies. The Fund remains overweighted in energy, where global demand, along with higher oil prices, continues to lead to strong profits. The Fund also benefited from strong stock selection in the consumer staples sector. Among the strongest Fund performers for the period in this sector were two US food products companies and two Japanese consumer goods companies. The Fund remains overweighted in consumer staples.

On the negative side, the Fund was hurt by stock selection within the industrials sector, where weak performers included a Greek construction and engineering firm, a US capital goods company, and an American aerospace and defense company. The Fund was also hurt by weak relative stock selection in information technology, where some of the weakest performers included two US semiconductor companies and a US software company. The Fund was underweighted in the industrials sector, though valuations are becoming more attractive, and was overweighted in the information technology sector, where we have found good companies at attractive prices.

Fund Objective

Seligman Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

Seligman Global Smaller Companies Fund is co-managed by Jamie A. Rome of Wellington Management Company, LLP (WMC) and Edward L. Makin of Wellington Management International Ltd., an affiliate of WMC. They are supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

6

Investment Report
Seligman Global Technology Fund

How did Seligman Global Technology Fund perform during the fiscal year ended October 31, 2004?

For the year ended October 31, 2004, Seligman Global Technology Fund posted a total return of -2.54%, based on the net asset value of Class A shares. During the same time period, the Lipper Science & Technology Funds Average returned -3.14%, the Lip-per Global Funds Average returned 11.88%, and the MSCI World Index returned 13.76%. The Fund, which has over 80% of net assets invested in the information technology sector, underper-formed the MSCI World Index, which is invested broadly across all sectors. During the year, information technology was the worst-performing sector in the MSCI World Index.

What market conditions and events materially affected the performance of the Fund during the fiscal year ended October 31, 2004?

The year ended October 31, 2004 was a volatile period for technology investors, with technology shares experiencing both sharp declines and strong rallies. During the first several months of the period under review, the US economic recovery was picking up steam, with strong growth in gross domestic product (GDP) as well as encouraging reports regarding manufacturing and productivity. Performance for global technology stocks, particularly in the US, was relatively strong, and earnings expectations for global technology had improved.

Moving into the second calendar quarter of 2004, however, the environment changed. With technology stocks leading the decline, equity indices fell despite an abundance of positive economic reports, including employment, earnings, and inflation data. This good news would typically have cheered investors and given them renewed confidence in the US economic recovery; instead, interest-rate hike fears trumped the good news. In May and June 2004, however, technology stocks rallied as strong earnings and economic news outweighed concerns about rising oil prices and rising interest rates. Gloom once again settled over the technology market in July and August, as both fundamental and macroeconomic factors — oil prices, rising interest rates, the war in Iraq, and indications of a slowing US economy —weighed on the market. Also, software earnings misses and concerns over forward guidance for many hardware-related companies drove share prices down. Toward the end of the reporting period, market sentiment shifted yet again, with technology shares enjoying an upswing as investors bargain hunted, and shares rallied from their summer lows. Higher oil prices continued to put a drag on the global economy, but the market seemed to account for the lower growth expectations.

While the US economy showed signs of slowing, many overseas economies remained robust or improved. Japan’s recovery appeared solid, and China, while moderating, still enjoyed strong growth in GDP. Even Europe showed some indications of a rebound, as corporate spending in the region drove improvements in PC unit growth.

What investment strategies or techniques materially affected the Fund’s performance during the period?

While the Fund’s relative performance was helped by good stock selection in the health care sector, relative performance was significantly hurt by declines in the information technology sector. The MSCI World Index has roughly 13% invested in technology stocks, versus roughly 83% for the Fund. The Fund’s holdings within this sector, however, performed better than those of the MSCI benchmark during the year. In particular, holdings in systems software and application software companies were strong performers. US semiconductor companies were poor performers during the year and detracted from the Fund’s investment results, as did an application software holding. However, the Fund’s underweighted position in semiconductors helped to shield us somewhat from this area’s sharp declines. By sector, the Fund’s health care holdings performed well, particularly the lab stocks and health care equipment and supplies companies, while stock selection in the consumer discretionary sector negatively impacted results.

(Continued on page 8)

7

Investment Report
Seligman Global Technology Fund (continued)

By region, the majority of the Fund’s investments are in US securities, and while these holdings performed poorly early in the reporting period, good stock selection made a positive contribution to investment results later in the period. The Fund had a significant overweighting in US securities versus the MSCI World Index. During the year, the value of the US dollar fell against other major currencies, negatively impacting the Fund’s relative returns.

Stock selection in Japan, Taiwan, and South Korea hurt investment results. Japan represents the Fund’s second-largest geographic weighting, followed by Taiwan, and South Korea. The Fund’s Taiwan holdings were hurt as pricing pressure from large customers weighed on Taiwanese manufacturing shares. The Fund’s stock picks in India performed well during the period, contributing positively to investment results.

Fund Objective

Seligman Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.

Seligman Technology Group (West Coast)
Patricia Chou, Ajay Diwan, Chris Kim, Sangeeth Peruri, Vishal Saluja, Reema Shah, Paul Wick (Head of Technology Group), Lauren Wu

Seligman Technology Group (East Coast)

Melissa Breakstone (research assistant), Sean Collins (assistant trader), Frank Fay (trader), Thomas Hirschfeld, Richard Parower (Portfolio Manager), Doug Peta (trader), Lawrence Rosso (trader), Sushil Wagle

8

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman International Growth Fund

How did Seligman International Growth Fund perform during the fiscal year ended October 31, 2004?

For the year ended October 31, 2004, Seligman International Growth Fund posted a total return of 21.31%, based on the net asset value of Class A shares. During the same time period, the Lipper International Funds Average returned 16.12% and the MSCI EAFE Index returned 19.27%.

What market conditions and events materially affected the performance of the Fund during the fiscal year ended October 31, 2004?

For the period, market returns were strongest in the smaller-cap ranges, and value stocks generally outperformed growth stocks for the year. With respect to sectors within the benchmark, energy, utilities, and telecommunications were the strongest, while the information technology and consumer staples sectors were the weakest. Energy and natural resources stocks benefited from a falling dollar and growing demand from China, as well as from the unfolding global economic expansion. The pace of the global economic expansion increased during the first half of 2004, but then began to moderate by the end of October 2004. To preempt the build-up of inflationary pressures, the US, UK, and China all began to tighten monetary and fiscal policies. High commodity and record oil prices further dampened the pace of global economic activity. On the positive side, corporate profits remained strong throughout the period.

What investment strategies or techniques materially affected the Fund’s performance during the period?

The Fund was positioned for economic growth during the period under review, and thus benefited from the continued global economic expansion. However, the Fund’s approach is to focus on stock and sector selections based on intensive fundamental bottom-up research. The biggest factor in the Fund’s strong performance for the year was stock selection.

On the positive side, the Fund benefited from strong stock selection in the health care sector. Among the top performers for the Fund were an Irish pharmaceuticals company, a French health care equipment and supplies company, and a Canadian biotechnology company. The Fund also benefited from strong stock selection in the information technology sector. Other strong performers included a Japanese software company, a Swedish communications equipment company, and a French internet software and services company.

On the negative side, the Fund was hurt by weak relative stock selection in the the consumer discretionary sector, where weak performers included a French leisure equipment and products company, a French retailer, and a British consumer durables and apparel company. The Fund was also hurt by its lack of holdings in the strong-performing utilities sector and its underweighting in the energy sector.

Fund Objective

Seligman International Growth Fund, which commenced investment operations on April 7, 1992, seeks long-term capital appreciation by investing primarily in the stocks of medium-sized and larger-sized companies outside the US.

Seligman International Growth Fund is managed by Andrew S. Offit of Wellington Management Company, LLP. He is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

9

Performance and Portfolio Overview

This section of the Annual Report is intended to help you understand the performance of each Fund of Seligman Global Fund Series and to provide a summary of each Fund’s portfolio characteristics.

Performance data quoted in this Annual Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Funds as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. With respect to Class I shares, J. & W. Seligman & Co. Incorporated (the “Manager”), at its discretion, voluntarily reimbursed certain expenses for the fiscal year ended October 31, 2002. Absent such reimbursement, returns which include that period would be lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns from inception for Class B shares reflect automatic conversion to Class A shares approximately 8 years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

The chart for each Fund compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, Class B shares (for Emerging Markets Fund only), without the 5% CDSC, and Class D shares, without the 1% CDSC, to a $10,000 investment made in its benchmark since each Fund’s commencement of operations through October 31, 2004. The performance of Class C, Class I, and Class R shares, which commenced on later dates, and of Class A, Class B, and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the following charts but is included in the total returns table. The performance of Class C, Class I, and Class R shares will differ from the performance shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders.

Prior to March 31, 2000, Seligman employed subadvisors that were responsible for providing all or a portion of the portfolio management services with respect to the investments of Seligman Global Technology Fund, Seligman Emerging Markets Fund, Seligman International Growth Fund, and Seligman Global Growth Fund, and prior to January 1, 2003 with respect to the investments of Seligman Global Smaller Companies Fund. For the periods following, until September 15, 2003, the assets of these Funds were managed exclusively by J. & W. Seligman & Co. Incorporated. Since September 15, 2003, Wellington Management Company, LLP has acted as subadvisor to provide portfolio management services for Seligman Emerging Markets Fund, Seligman International Growth Fund, Seligman Global Growth Fund, and Seligman Global Smaller Companies Fund. See note 4 of the Financial Statements on page 41 of this report for more information.

See footnotes on page 21.

10

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Investment Results

Total Returns
For Periods Ended October 31, 2004

		Average Annual

Class A	Six Months*	One Year	Five Years	Class A, B, D Since Inception 5/28/96		Class C Since Inception 5/27/99		Class I Since Inception 11/30/01	Class R Since Inception 4/30/03

With Sales Charge	0.26%	12.96%	1.79%	0.27%		n/a		n/a	n/a
Without Sales Charge	5.21	18.55	2.77	0.85		n/a		n/a	n/a
Class B

With CDSC†	(0.19)	12.68	1.60	n/a		n/a		n/a	n/a
Without CDSC	4.81	17.68	1.98	0.13‡		n/a		n/a	n/a
Class C

With Sales Charge and CDSC††	2.76	15.51	1.79	n/a		2.79%		n/a	n/a
Without Sales Charge and CDSC	4.80	17.65	2.00	n/a		2.97		n/a	n/a
Class D

With 1% CDSC	3.80	16.84	n/a	n/a		n/a		n/a	n/a
Without CDSC	4.80	17.84	2.00	0.10		n/a		n/a	n/a
Class I	5.88	19.82	n/a	n/a		n/a		21.26%	n/a

Class R

With 1% CDSC	4.50	17.55	n/a	n/a		n/a		n/a	n/a
Without CDSC	5.50	18.55	n/a	n/a		n/a		n/a	40.80%
MSCI EMF Index	9.16	19.40	6.09	1.77	##	7.09	###	20.98	40.91

Lipper Emerging Markets Funds Average	8.65	19.53	7.84	2.60	#	8.66		20.41	39.78

Net Asset Value Per Share
	Class A	Class B	Class C	Class D	Class I	Class R

10/31/04	$7.67	$7.19	$7.20	$7.20	$7.92	$7.67
4/30/04	7.29	6.86	6.87	6.87	7.48	7.27
10/31/03	6.47	6.11	6.12	6.11	6.61	6.47

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Emerging markets funds’ net asset values may fluctuate more than other equity funds or other global equity funds. Emerging markets countries may have relatively unstable governments, less diversified economies, and securities markets that trade a smaller number of securities, some physically.

See footnotes on page 21.

11

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Country Allocation
October 31, 2004

	Fund	MSCI EMF Index

North America (Developed)

United States	1.09%	—

Asia (Emerging)	50.30	51.44%

China	7.40	8.29
India	5.88	5.35
Indonesia	2.00	1.87
Malaysia	4.83	4.29
Pakistan	—	0.15
Philippines	—	0.55
South Korea	16.97	17.88
Taiwan	10.56	10.56
Thailand	2.66	2.50

Latin America (Emerging)	16.31	18.90

Argentina	1.11	0.58
Brazil	8.54	9.18
Chile	—	1.96
Colombia	—	0.16
Mexico	6.66	6.31
Peru	—	0.53
Venezuela	—	0.18

Europe, Middle East and Africa (Emerging)	30.63	29.66

Czech Republic	0.81	0.76
Egypt	2.15	0.45
Hungary	2.01	1.53
Israel	1.71	3.57
Jordan	—	0.17
Morocco	—	0.18
Poland	0.76	1.54
Russia	6.94	4.57
South Africa	13.00	15.14
Turkey	3.25	1.75

Other Assets Less Liabilities	1.67	—

Total	100.00%	100.00%

Largest Portfolio Holdings
October 31, 2004

Security	Value	Percent of Net Assets

Samsung Electronics (South Korea)	$3,326,540	5.56
America Movil (Class L ADR) (Mexico)	2,477,200	4.14
Anglo American (South Africa)	2,007,301	3.35
LG Electronics (South Korea)	1,493,760	2.50
LUKOIL (ADR) (Russia)	1,472,050	2.46
Taiwan Semiconductor Manufacturing (Taiwan)	1,346,848	2.25
Orascom Telecom Holding (Egypt)	1,283,464	2.14
Mobile Telesystems (ADR) (Russia)	1,262,544	2.11
Petroleo Brasileiro “Petrobras” (Brazil)	1,171,830	1.96
Companhia Vale do Rio Doce “CVRD”
(ADR) (Brazil)	1,140,164	1.91

Largest Industries
October 31, 2004

Largest Portfolio Changes
During Past Six Months

Largest Purchases

China Petroleum and Chemical “Sinopec” (ADR)* (China)
Turkiye Is Bankasi “Isbank” (Class C)* (Turkey)
China Mobile (ADR) (China)
Infosys Technologies (ADR)* (India)
Orbotech* (Israel)
PT Bank Rakyat Indonesia* (Indonesia)
Gazprom (ADR) (Russia)
CyberLink* (Taiwan)
Anglo American (South Africa)
Taiwan Semiconductor Manufacturing (Taiwan)

Largest Sales

Grupo Modelo (Class C)** (Mexico)
Hanwha** (South Korea)
Sasol (South Africa)
MTN Group** (South Africa)
America Movil (Class L ADR) (Mexico)
MMC Norilsk Nickel (ADR) (Russia)
Bunge** (United States)
Teva Pharmaceutical Industries (ADR) (Israel)
POSCO** (South Korea)
Korea Exchange Bank** (South Korea)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

12

Performance and Portfolio Overview
Seligman Global Growth Fund

Investment Results

Total Returns For Periods Ended October 31, 2004

		Average Annual

Class A	Six Months*	One Year	Five Years	Class A, D Since Inception 11/1/95		Class B Since Inception 4/22/96		Class C Since Inception 5/27/99		Class I Since Inception 11/30/01	Class R Since Inception 4/30/03

With Sales Charge	(0.95)%	12.12%	(5.99)%	3.68%		n/a		n/a		n/a	n/a
Without Sales Charge	3.98	17.71	(5.07)	4.25		n/a		n/a		n/a	n/a
Class B

With CDSC†	(1.47)	11.78	(6.03)	n/a		n/a		n/a		n/a	n/a
Without CDSC	3.53	16.78	(5.76)	n/a		2.32	%‡	n/a		n/a	n/a
Class C

With Sales Charge and CDSC††	1.43	14.57	(5.93)	n/a		n/a		(3.24)%		n/a	n/a
Without Sales Charge and CDSC	3.52	16.75	(5.73)	n/a		n/a		(3.06)		n/a	n/a
Class D

With 1% CDSC	2.53	15.58	n/a	n/a		n/a		n/a		n/a	n/a
Without CDSC	3.53	16.58	(5.76)	3.48		n/a		n/a		n/a	n/a
Class I	4.34	18.44	n/a	n/a		n/a		n/a		(0.09)%	n/a

Class R

With 1% CDSC	2.70	16.39	n/a	n/a		n/a		n/a		n/a	n/a
Without CDSC	3.70	17.39	n/a	n/a		n/a		n/a		n/a	22.79%
MSCI World Index	4.69	13.76	(1.72)	6.88	†††	5.70	øøø	(0.09	)###	4.64	22.73

MSCI World Growth Index	1.66	8.42	(5.63)	5.12	†††	4.01	øøø	(2.98	)###	1.98	17.19

Lipper Global Funds Average	3.56	11.88	0.39	7.11	ø	6.01	øø	2.16		4.44	22.40

Lipper Global Large-Cap Growth Funds Average	2.47	10.52	(2.93)	5.10ø		3.85		(0.19)		1.23	19.87

Net Asset Value Per Share
	Class A	Class B	Class C	Class D	Class I	Class R

10/31/04	$7.31	$6.75	$6.76	$6.75	$7.45	$7.29
4/30/04	7.03	6.52	6.53	6.52	7.14	7.03
10/31/03	6.21	5.78	5.79	5.79	6.29	6.21

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

See footnotes on page 21.

13

Performance and Portfolio Overview
Seligman Global Growth Fund

Country Allocation
October 31, 2004

	Fund	MSCI World Index

North America (Developed)	44.23%	56.93%

Canada	6.02	3.02
United States	38.21	53.91

Europe (Total)	39.73	29.73

Europe (EMU)	21.65	14.25

Austria	—	0.14
Belgium	—	0.58
Finland	2.01	0.64
France	5.25	4.05
Germany	3.92	2.93
Ireland	5.63	0.36
Italy	0.89	1.73
Luxembourg	0.61	—
Netherlands	2.31	2.05
Portugal	—	0.15
Spain	1.03	1.62

Europe (Other)	18.08	15.48

Denmark	—	0.34
Norway	—	0.26
Sweden	1.91	1.07
Switzerland	0.91	2.95
United Kingdom	15.26	10.86

Japan	4.59	9.59

Asia (Developed)	3.48	3.53

Australia	—	2.35
Hong Kong	3.48	0.72
New Zealand	—	0.10
Singapore	—	0.36

Asia (Emerging)	2.37	—

India	1.86	—
Indonesia	0.51	—

Latin America (Emerging)	0.40	—

Mexico	0.40	—

Europe, Middle East and Africa (Emerging)	4.53	0.22

Greece	—	0.22
Russia	2.29	—
South Korea	2.24	—

Other	0.97	—

Bermuda	0.97	—

Other Assets Less Liabilities	(0.30)	—

Total	100.00%	100.00%

Largest Portfolio Holdings
October 31, 2004

Security	Value	Percent of Net Assets

Elan (ADR) (Ireland)	$3,405,600	5.63
Research In Motion (Canada)	3,096,522	5.12
Yahoo! (US)	1,751,838	2.90
Apple Computer (US)	1,515,082	2.51
Vodafone Group (UK)	1,459,139	2.41
General Electric (US)	1,378,448	2.28
XM Satellite Radio Holdings (Class A) (US)	1,373,812	2.27
Bank of America (US)	1,245,162	2.06
Nokia (ADR) (Finland)	1,215,096	2.01
Telefonaktiebolaget LM Ericsson (Sweden)	1,152,498	1.91

Largest Industries
October 31, 2004

Largest Portfolio Changes
During Past Six Months

Largest Purchases

General Electric* (US)
Nokia (ADR)* (Finland)
Bank of America* (US)
GUS* (United Kingdom)
Best Buy* (US)
Standard Chartered* (UK)
Rolls-Royce Group* (UK)
Infosys Technologies (ADR)* (India)
Beyerische Hypo-und Veriensbank* (Germany)
Starbucks* (US)

Largest Sales

Samsung Electronics (GDR)** (South Korea)
Nintendo (Japan)
Gillette (US)
Cendant** (US)
Imperial Tobacco Group** (UK)
Altria Group** (US)
ABB** (Switzerland)
Tyco International (Bermuda)
Vivendi Universal** (France)
First Data** (US)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

14

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Investment Results

Total Returns
 For Periods Ended October 31, 2004

		Average Annual

Class A	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03

With Sales Charge	(1.58)%	10.51%	(1.93)%	3.78%	n/a		n/a	n/a	n/a
Without Sales Charge	3.33	16.04	(0.98)	4.28	n/a		n/a	n/a	n/a
Class B

With CDSC†	(2.09)	10.16	(2.09)	n/a	n/a		n/a	n/a	n/a
Without CDSC	2.91	15.16	(1.73)	n/a	0.49	%‡	n/a	n/a	n/a
Class C

With Sales Charge and CDSC††	0.98	12.98	(1.91)	n/a	n/a		(0.43)%	n/a	n/a
Without Sales Charge and CDSC	2.99	15.14	(1.72)	n/a	n/a		(0.25)	n/a	n/a
Class D

With 1% CDSC	1.99	14.14	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	2.99	15.14	(1.72)	3.50	n/a		n/a	n/a	n/a
Class I	3.73	16.79	n/a	n/a	n/a		n/a	6.23%	n/a

Class R

With 1% CDSC	2.25	14.79	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	3.25	15.79	n/a	n/a	n/a		n/a	n/a	32.36%
Citigroup Broad Market Less Than US $2 Billion Index	6.47	18.56	9.35	8.68	7.70		9.67	16.43	37.52

Citigroup EM Index World	7.21	22.82	6.23	5.14	4.88		7.15	18.12	40.63

Lipper Global Small-Cap Funds Average	4.22	14.12	4.85	7.74	5.70	øø	6.61	9.49	33.28

Lipper Global Small/Mid-Cap Core Funds Average	4.36	12.90	6.19	7.94	6.26	øø	6.81	9.92	31.66

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R

10/31/04	$13.67	$12.38	$12.40	$12.40	$13.91	$13.64
4/30/04	13.23	12.03	12.04	12.04	13.41	13.21
10/31/03	11.78	10.75	10.77	10.77	11.91	11.78

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

See footnotes on page 21.

15

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Country Allocation
October 31, 2004

	Fund	Citigroup Broad Market Less Than US $2 Billion Index

North America (Developed)	53.84%	49.07%

Canada	6.06	5.52
United States	47.78	43.55

Europe (Total)	23.54	19.41

Europe (EMU)	12.11	8.30

Austria	—	0.44
Belgium	—	0.59
Finland	0.70	0.90
France	4.11	1.50
Germany	1.93	1.27
Ireland	—	0.45
Italy	3.12	1.01
Netherlands	1.74	1.28
Portugal	—	0.09
Spain	0.51	0.77

Europe (Other)	11.43	11.11

Czech Republic	—	0.03
Denmark	1.23	0.67
Norway	—	0.61
Sweden	1.35	1.24
Switzerland	1.49	1.22
United Kingdom	7.36	7.34

Japan	14.40	12.57

Asia (Developed)	3.51	6.38

Australia	1.31	3.66
Hong Kong	0.73	1.43
New Zealand	0.88	0.38
Singapore	0.59	0.91

Asia (Emerging)	0.72	5.91

China	0.72	0.55
India	—	0.58
Indonesia	—	0.16
Malaysia	—	0.74
Pakistan	—	0.06
Philippines	—	0.11
Taiwan	—	3.33
Thailand	—	0.38

Latin America (Emerging)	0.37	1.42

Argentina	—	0.07
Brazil	—	0.52
Colombia	—	0.12
Chile	—	0.34
Mexico	0.37	0.29
Peru	—	0.06
Venezuela	—	0.02

Europe, Middle East and Africa (Emerging)	2.95	5.24

Egypt	—	0.06
Greece	1.18	0.41
Hungary	—	0.03
Iceland	—	0.14
Israel	—	0.52
Jordan	—	0.04
Morocco	—	0.11
Nigeria	—	0.10
Poland	—	0.19
Russia	—	0.12
Slovenia	—	0.10
South Africa	—	1.46
South Korea	1.77	1.72
Turkey	—	0.24

Other	0.48	—

Bermuda	0.48	—

Other Assets Less Liabilities	0.19	—

Total	100.00%	100.00%

Largest Industries
October 31, 2004

Largest Portfolio Changes
During Past Six Months

Largest Purchases

Alstom (France)
easyJet* (UK)
Gold Kist* (US)
Equant (Netherlands)
United Rentals* (US)
Grande Cache Coal* (Canada)
DiamondRock Hospitality* (US)
Disco* (Japan)
Jardine Lloyd Thompson Group* (UK)
Ebara* (Japan)

Largest Sales

DigitalNet Holdings** (US)
Havas** (France)
Quicksilver Resources** (US)
Rudolph Technologies** (US)
XM Satellite Radio Holdings (Class A)* (US)
CSM** (Netherlands)
Coca-Cola West** (Japan)
Hera (Italy)
Joyo Bank (Japan)
Pilgrim’s Pride (US)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
October 31, 2004

Security	Value	Percent of Net Assets

Wheeling-Pittsburgh (US)	$2,442,994	1.41
Alstom (France)	2,048,592	1.18
Misys (UK)	1,541,070	0.89
77 Bank (Japan)	1,535,207	0.88
Hutchinson Technology (US)	1,525,667	0.88
CV Therapeutics (US)	1,493,989	0.86
NRJ Group (France)	1,475,187	0.85
Encysive Pharmaceuticals (US)	1,421,302	0.82
Equant (Netherlands)	1,237,203	0.71
Carlsberg (Class B) (Denmark)	1,215,947	0.70

16

Performance and Portfolio Overview
Seligman Global Technology Fund

Investment Results

Total Returns
For Periods Ended October 31, 2004

		Average Annual

Class A	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99		Class R Since Inception 4/30/04

With Sales Charge	(6.42)%	(7.18)%	(8.35)%	9.01%	n/a		n/a		n/a
Without Sales Charge	(1.79)	(2.54)	(7.46)	9.55	n/a		n/a		n/a
Class B

With CDSC†	(6.98)	(8.03)	(8.44)	n/a	n/a		n/a		n/a
Without CDSC	(2.09)	(3.19)	(8.17)	n/a	5.34	%‡	n/a		n/a
Class C

With Sales Charge and CDSC††	(4.06)	(5.13)	(8.32)	n/a	n/a		(2.17)%		n/a
Without Sales Charge and CDSC	(2.09)	(3.19)	(8.14)	n/a	n/a		(1.99)		n/a
Class D

With 1% CDSC	(3.07)	(4.16)	n/a	n/a	n/a		n/a		n/a
Without CDSC	(2.09)	(3.19)	(8.18)	8.68	n/a		n/a		n/a
Class R

With 1% CDSC	(2.78)	(3.60)	n/a	n/a	n/a		n/a		n/a
Without CDSC	(1.80)	(2.63)	n/a	n/a	n/a		n/a		17.34%
MSCI World Index	4.69	13.76	(1.72)	7.19	5.70	øøø	(0.09	)###	22.73

Lipper Global Funds Average	3.56	11.88	0.39	7.01	6.01	øø	2.16		22.40

Lipper Science & Technology Funds Average	1.23	(3.14)	(11.89)	8.76	4.85	øø	(5.89)		21.56

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class R

10/31/04	$11.51	$10.33	$10.33	$10.31	$11.49
4/30/04	11.72	10.55	10.55	10.53	11.70
10/31/03	11.81	10.67	10.67	10.65	11.80

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. Due to recent volatility in the technology markets, current performance may be signifi-cantly lower than set forth above.

See footnotes on page 21.

17

Performance and Portfolio Overview
Seligman Global Technology Fund

Country Allocation
October 31, 2004

	Fund	MSCI World Index

North America (Developed)	68.12%	56.93%

Canada	0.71	3.02
United States	67.41	53.91

Europe (Total)	8.88	29.95

Europe (Economic and Monetary Union)	7.25	14.25

Austria	—	0.14
Belgium	—	0.58
Finland	3.40	0.64
France	1.60	4.05
Germany	1.35	2.93
Ireland	—	0.36
Italy	0.90	1.73
Netherlands	—	2.05
Portugal	—	0.15
Spain	—	1.62

Europe (Other)	1.63	15.70

Denmark	—	0.34
Greece	—	0.22
Norway	—	0.26
Sweden	0.46	1.07
Switzerland	—	2.95
United Kingdom	1.17	10.86

Japan	7.66	9.59

Asia (Developed)	0.91	3.53

Australia	—	2.35
Hong Kong	0.47	0.72
New Zealand	—	0.10
Singapore	0.44	0.36

Asia (Emerging)	4.44	—

China	0.19	—
India	2.22	—
South Korea	0.55	—
Taiwan	1.48	—

Europe, Middle East and Africa (Emerging)	2.30	—

Israel	2.30	—

Other Assets Less Liabilities	7.69	—

Total	100.00%	100.00%

Largest Portfolio Holdings
October 31, 2004

Security	Value	Percent of Net Assets

Microsoft (US)	$22,882,665	5.27
BMC Software (US)	18,348,616	4.23
Amdocs (US)	17,803,685	4.10
Computer Associates International (US)	14,267,879	3.29
Laboratory Corporation of America (US)	11,335,500	2.61
Symantec (US)	10,935,293	2.52
Nokia (ADR) (Finland)	10,351,446	2.38
Quest Diagnostics (US)	10,250,934	2.36
Citrix Systems (US)	9,723,892	2.24
MEMC Electronic Materials (US)	9,184,740	2.12

Largest Industries
October 31, 2004

Percent of Net Assets

Largest Portfolio Changes
During Past Six Months

Largest Purchases

Nokia (ADR)* (Finland)
Microsoft (US)
BMC Software (US)
eBay* (US)
Corning* (US)
Boston Scientific* (US)
Tata Consulting Services* (India)
Citizen Watch* (Japan)
Computer Associates International (US)
Atos Origin* (France)

Largest Sales

Autodesk** (US)
Symantec (US)
Marvell Technology Group** (US)
Intel** (US)
Accenture (Class A)** (Bermuda)
Leica Geosystems** (Switzerland)
NEC** (Japan)
Omron** (Japan)
Lexmark International (Class A)** (US)
Matsushita Electric Industrial** (Japan)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

18

Performance and Portfolio Overview
Seligman International Growth Fund

Investment Results

Total Returns
For Periods Ended October 31, 2004

		Average Annual

Class A	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03

With Sales Charge	1.69%	15.59%	(10.41)%	(1.33)%	n/a		n/a	n/a	n/a
Without Sales Charge	6.76	21.31	(9.54)	(0.85)	n/a		n/a	n/a	n/a
Class B

With CDSC†	1.32	15.37	(10.50)	n/a	n/a		n/a	n/a	n/a
Without CDSC	6.32	20.37	(10.17)	n/a	(1.83	)%‡	n/a	n/a	n/a
Class C

With Sales Charge and CDSC††	4.40	18.29	(10.30)	n/a	n/a		(7.85)%	n/a	n/a
Without Sales Charge and CDSC	6.41	20.46	(10.12)	n/a	n/a		(7.67)	n/a	n/a
Class D

With 1% CDSC	5.41	19.44	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	6.41	20.44	(10.10)	(1.58)	n/a		n/a	n/a	n/a
Class I	7.33	22.80	n/a	n/a	n/a		n/a	7.29%	n/a

Class R

With 1% Sales Charge	5.67	20.21	n/a	n/a	n/a		n/a	n/a	n/a
Without Sales Charge	6.67	21.21	n/a	n/a	n/a		n/a	n/a	28.75%
MSCI EAFE Index	5.94	19.27	(0.58)	4.34	3.60	øøø	1.67 ###	8.75	30.36

Lipper International Funds Average	5.01	16.12	(0.52)	4.80	4.34	øø	1.89	7.17	27.21

Lipper International Multi-Cap Growth Funds Average	3.58	13.21	(1.54)	4.32	3.95	øø	1.41	6.23	26.26

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R

10/31/04	$12.01	$10.93	$10.95	$10.96	$12.44	$12.00
4/30/04	11.25	10.28	10.29	10.30	11.59	11.25
10/31/03	9.90	9.08	9.09	9.10	10.13	9.90

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices and rapid changes in polictical and economic conditions.

See footnotes on page 21.

19

Performance and Portfolio Overview
Seligman International Growth Fund

Country Allocation
October 31, 2004

	Fund	MSCI EAFE Index

North America (Developed)	8.38%	—

Canada	8.38	—

Europe (Total)	60.80	69.03%

Europe (EMU)	35.02	33.08

Austria	—	0.32
Belgium	—	1.34
Finland	2.59	1.48
France	12.37	9.41
Germany	4.81	6.81
Ireland	5.96	0.84
Italy	2.42	4.02
Luxembourg	1.45	—
Netherlands	4.03	4.76
Portugal	—	0.35
Spain	1.39	3.75

Europe (Other)	25.78	35.95

Denmark	—	0.79
Norway	0.59	0.60
Sweden	1.88	2.48
Switzerland	4.16	6.85
United Kingdom	19.15	25.23

Japan	9.69	22.27

Asia (Developed)	4.74	8.19

Australia	—	5.45
Hong Kong	4.74	1.67
New Zealand	—	0.22
Singapore	—	0.85

Asia (Emerging)	7.08	—

India	2.46	—
Indonesia	0.78	—
South Korea	3.84	—

Latin America (Emerging)	0.74	—

Mexico	0.74	—

Europe, Middle East and
Africa (Emerging)	5.13	0.51

Greece	1.76	0.51
Russia	3.37	—

Other Assets Less Liabilities	3.44	—

Total	100.00%	100.00%

Largest Portfolio Holdings
October 31, 2004

Security	Value	Percent of Net Assets

Elan (ADR) (Ireland)	$3,498,480	5.96
Research In Motion (Canada)	3,272,962	5.57
Total (France)	1,600,199	2.73
Essilor International (France)	1,521,233	2.59
Nokia (ADR) (Finland)	1,520,412	2.59
Infosys Technologies (ADR) (India)	1,443,159	2.46
Trend Micro (Japan)	1,412,434	2.41
Alcatel (France)	1,379,309	2.35
Carphone Warehouse Group (UK)	1,271,723	2.17
European Aeronautic Defence and Space (Netherlands)	1,247,084	2.12

Largest Industries
October 31, 2004

Largest Portfolio Changes
During Past Six Months

Largest Purchases

Nokia (ADR)* (Finland)
GUS* (UK)
Infosys Technologies (ADR)* (India)
Esprit Holdings* (Hong Kong)
British Airways* (UK)
Bayerische Hypo-und Vereinsbank* (Germany)
Standard Chartered* (UK)
Swatch Group* (Switzerland)
InterContinental Hotels Group* (UK)
BP* (UK)

Largest Sales

Samsung Electronics (GDR)** (South Korea)
Nintendo (Japan)
Imperial Tobacco Group** (UK)
ABB** (Switzerland)
Vodafone Group (UK)
Pinault-Printemps-Redoute** (France)
Vivendi Universal** (France)
M6 Metropole Television** (France)
Koninklijke Ahold (Netherlands)
Muenchener Rueckversicherungs-Gesellschaft “MunichRe”** (Germany)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

20

Performance and Portfolio Overview

[1]

The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

*	Returns for periods of less than one year are not annualized.
‡	Returns from inception for Class B shares reflect automatic conversion to Class A shares approximately 8 years after inception date.
†	The CDSC is 5% for periods of one year or less, 2% for the five-year period and 0% since inception.
††	The CDSC is 1% for periods of 18 months or less.
†††	From October 31, 1995.
ø	From November 2, 1995.
øø	From April 25, 1996.
øøø	From April 30, 1996.
#	From May 30, 1996.
##	From May 31, 1996.
###	From May 31, 1999.

21

Understanding and Comparing
Your Series’ Expenses

As a shareholder of a Fund of the Series, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) you incur when investing in a Fund and to compare them with the ongoing expenses incurred when investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher. The table is based on an investment of $1,000 invested on May 1, 2004 and held for the entire six-month period ended October 31, 2004.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Fund that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical

Fund	Beginning Account Value 5/1/04	Annualized Expense Ratio*	Ending Account Value 10/31/04	Expenses Paid During Period** 5/1/04 to 10/31/04	Ending Account Value 10/31/04	Expenses Paid During Period** 5/1/04 to 10/31/04

Emerging Markets Fund

Class A	$1,000.00	3.13%	$1,052.10	$16.10	$1,009.04	$15.77
Class B	1,000.00	3.88	1,048.10	19.92	1,005.63	19.51
Class C	1,000.00	3.88	1,048.00	19.92	1,005.63	19.51
Class D	1,000.00	3.88	1,048.00	19.92	1,005.63	19.51
Class I	1,000.00	1.93	1,058.80	9.96	1,015.93	9.75
Class R	1,000.00	3.38	1,055.00	17.41	1,008.14	17.02

Global Growth Fund

Class A	$1,000.00	2.31%	$1,039.80	$11.81	$1,013.52	$11.66
Class B	1,000.00	3.06	1,035.30	15.61	1,009.75	15.42
Class C	1,000.00	3.06	1,035.20	15.61	1,009.75	15.42
Class D	1,000.00	3.06	1,035.30	15.61	1,009.75	15.42
Class I	1,000.00	1.57	1,043.40	8.04	1,017.24	8.04
Class R	1,000.00	2.56	1,037.00	13.07	1,012.27	12.91

Global Smaller Companies Fund

Class A	$1,000.00	2.12%	$1,033.30	$10.81	$1,014.48	$10.71
Class B	1,000.00	2.87	1,029.10	14.60	1,010.71	14.47
Class C	1,000.00	2.87	1,029.90	14.60	1,010.71	14.47
Class D	1,000.00	2.87	1,029.90	14.60	1,010.71	14.47
Class I	1,000.00	1.47	1,037.30	7.51	1,017.75	7.44
Class R	1,000.00	2.37	1,032.50	12.08	1,013.22	11.96

See footnotes on page 23.

22

Understanding and Comparing
Your Series’ Expenses

			Actual		Hypothetical

Fund	Beginning Account Value 5/1/04	Annualized Expense Ratio*	Ending Account Value 10/31/04	Expenses Paid During Period** 5/1/04 to 10/31/04	Ending Account Value 10/31/04	Expenses Paid During Period** 5/1/04 to 10/31/04

Global Technology Fund

Class A	$1,000.00	1.79%	$982.10	$8.89	$1,016.14	$9.05
Class B	1,000.00	2.54	979.10	12.60	1,012.37	12.81
Class C	1,000.00	2.54	979.10	12.60	1,012.37	12.81
Class D	1,000.00	2.54	979.10	12.60	1,012.37	12.81
Class R	1,000.00	2.04	982.00	10.14	1,014.88	10.30

International Growth Fund

Class A	$1,000.00	2.74%	$1,067.60	$14.20	$1,011.36	$13.82
Class B	1,000.00	3.49	1,063.20	18.05	1,007.59	17.56
Class C	1,000.00	3.49	1,064.10	18.06	1,007.59	17.56
Class D	1,000.00	3.49	1,064.10	18.06	1,007.59	17.56
Class I	1,000.00	1.62	1,073.30	8.42	1,016.99	8.19
Class R	1,000.00	2.99	1,066.70	15.49	1,010.10	15.07

*

Expenses of Class B, Class C, Class D, Class R and Class I shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.

**

Expenses are equal to the annualized expense ratio based on actual expenses for the period May 1, 2004 to October 31, 2004, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

23

Portfolio of Investments
October 31, 2004
Seligman Emerging Markets Fund

	Shares	Value
Common Stocks 98.29%

Argentina 1.11%

Petrobras Energia Participaciones (ADR)* (Oil and Gas)	28,100	$318,935
Telecom Argentina (ADR)* (Diversified Telecommunication Services)	32,300	343,672

		662,607

Brazil 8.54%

Banco Bradesco (ADR) (Commercial Banks)	8,650	526,526
Banco Itau Holding Financeira (ADR) (Commercial Banks)	6,700	405,350
Companhia de Bebidas das Americas (ADR) (Beverages)	18,500	458,800
Companhia Vale do Rio Doce “CVRD” (ADR) (Metals and Mining)	53,883	1,140,164
Gol Linhas Aereas Inteligent* (Airlines)	11,000	227,260
Natura Cosmeticos (Personal Products)	18,900	384,160
Petroleo Brasileiro “Petrobras” (ADR) (Oil and Gas)	33,000	1,171,830
Tele Norte Leste Participacoes “Telemar” (ADR) (Diversified Telecommunication Services)	31,800	415,944
Uniao de Bancos Brasileiros “Unibanco” (GDR) (Commercial Banks)	14,500	383,525

		5,113,559

China 7.40%

Beijing Capital International Airport (Transportation Infrastructure)	1,080,000	388,855
BOC Hong Kong Holdings (Commercial Banks)	249,500	455,740
China Mobile (ADR) (Wireless Telecommunication Services)	71,700	1,043,235
China Petroleum and Chemical “Sinopec” (ADR)† (Oil and Gas)	22,600	867,162
China Power International*† (Multi-Utilities and Unregulated Power)	1,092,200	424,476
Comba Telecom Systems Holdings (Communications Equipment)	1,048,000	478,418
Euro-Asia Agricultural Holdings* (Food Products)	3,000,000	—
Golden Meditech (Health Care Equipment and Supplies)	1,760,000	425,315
Hainan Meilan International Airport (Class H) (Transportation Infrastructure)	417,000	343,390

		4,426,591

Czech Republic 0.81%

Zentiva*† (Pharmaceuticals)	19,300	485,537

Egypt 2.15%

Orascom Telecom Holding* (Wireless Telecommunication Services)	36,800	1,283,464

Hungary 2.01%

MOL Magyar Olaj-es Gazipari (Oil and Gas)	5,100	285,197
OTP Bank (GDR) (Commercial Banks)	36,400	919,870

		1,205,067

India 5.88%

Bharti Tele-Ventures* (Wireless Telecommunication Services)	192,300	667,296
Jammu and Kashmir Bank (Commercial Banks)	46,859	259,835
Infosys Technologies (ADR) (IT Services)	13,400	891,167
Reliance Industries (GDR)† (Chemicals)	27,800	686,301
Tata Motors* (Automobiles)	43,300	400,525
Wipro (ADR) (IT Services)	28,700	612,171

		3,517,295

Indonesia 2.00%

PT Bank Rakyat Indonesia (Commercial Banks)	2,421,000	518,968
PT Telekomunikasi Indonesia (ADR) (Diversified Telecommunication Services)	35,500	676,985

		1,195,953

Israel 1.71%

Orbotech* (Electronic Equipment and Instruments)	29,000	491,115
Teva Pharmaceutical Industries (ADR) (Pharmaceuticals)	20,600	534,776

		1,025,891

Malaysia 4.83%

AirAsia* (Airlines)	71,700	23,586
Astro All Asia Networks* (Media)	617,300	844,806
Malayan Banking (Commercial Banks)	314,000	909,518
Maxis Communications (Wireless Telecommunication Services)	257,000	581,883
Resorts World (Hotels, Restaurants and Leisure)	210,000	528,082

		2,887,875

Mexico 6.66%

America Movil (Series L ADR) (Wireless Telecommunication Services)	56,300	2,477,200
Cemex (Construction Materials)	104,990	606,754
Grupo Televisa (ADR) (Media)	8,700	478,500
Wal-Mart de Mexico (Series V) (Food and Staples Retailing)	129,700	424,352

		3,986,806

Poland 0.76%

Agora* (Media)	32,700	455,382

See footnotes on page 35.

24

Portfolio of Investments
October 31, 2004
Seligman Emerging Markets Fund

	Shares	Value
Russia 6.94%

Gazprom (ADR) (Energy Equipment and Services)	25,700	$963,758
MMC Norilsk Nickel (ADR) (Metals and Mining)	7,300	453,330
Mobile Telesystems (ADR) (Wireless Telecommunication Services)	8,700	1,262,544
LUKOIL (ADR) (Oil and Gas)	11,800	1,472,050

		4,151,682

South Africa 12.96%

Anglo American (Metals and Mining)	91,500	2,007,301
Anglo American Platinum (Metals and Mining)	9,059	345,856
AngloGold (Metals and Mining)	5,100	189,108
AngloGold (ADR) (Metals and Mining)	8,300	306,161
Barloworld (Industrial Conglomerates)	38,100	531,734
Impala Platinum Holdings “Implats” (Metals and Mining)	9,100	731,392
Liberty Group (Insurance)	46,600	432,876
Old Mutual (Insurance)	397,100	840,494
Sappi (Paper and Forest Products)	28,200	405,089
Sasol (Oil and Gas)	25,500	506,344
Standard Bank Group (Commercial Banks)	106,047	930,423
Truworths International (Specialty Retail)	232,948	531,180

		7,757,958

South Korea 16.97%

Cheil Communications (Media)	2,980	394,076
CJ Home Shopping (Internet and Catalog Retail)	15,030	618,424
Hyundai Mobis (Auto Components)	9,690	497,442
Kia Motors (Automobiles)	120,180	1,128,075
Kookmin Bank (Commercial Banks)	25,370	848,779
LG Electronics (Household Durables)	26,500	1,493,760
Samsung Electronics* (Semiconductors and Semiconductor Equipment)	8,460	3,326,540
Samsung Securities (Capital Markets)	24,640	422,368
Shinsegae (Food and Staples Retailing)	1,500	421,584
SK (Oil and Gas)	13,550	708,680
SK Telecom (ADR) (Wireless Telecommunication Services)	15,100	297,923

		10,157,651

Taiwan 10.56%

Chinatrust Financial Holding (Commercial Banks)	848,740	968,986
CyberLink (Software)	231,854	584,713
Eva Airways (Airlines)	952,000	378,358
High Tech Computer (Computers and Peripherals)	400	1,665

Taiwan (continued)

Hon Hai Precision Industry (Electronic Equipment and Instruments)	119,000	438,751
Largan Precision (Leisure Equipment and Products)	45,100	264,551
Powerchip Semiconductor* (Semiconductors and Semiconductor Equipment)	477,000	364,876
President Chain Store (Food and Staples Retailing)	246	368
Quanta Computer (Computers and Peripherals)	372,483	603,078
Taiwan Cellular (Wireless Telecommunication Services)	490,000	490,208
Taiwan Semiconductor Manufacturing* (Semiconductors and Semiconductor Equipment)	1,026,780	1,346,848
United Microelectronics* (Semiconductors and Semiconductor Equipment)	721,440	436,867
Yuanta Core Pacific Securities (Capital Markets)	624,000	439,876

		6,319,145

Thailand 2.66%

Advanced Info Services (Wireless Telecommunication Services)	212,600	484,359
Land and House (Household Durables)	2,542,900	617,723
Siliconware Precision Industries (ADR) (Semiconductors and Semiconductor Equipment)	129,800	488,697
TRUE (Rights)* (Diversified Telecommunication Services)	170,524	3,802

		1,594,581

Turkey 3.25%

Arcelik (Household Durables)	95,361,200	579,314
Turkiye Is Bankasi “Isbank” (Class C) (Commercial Banks)	202,265,845	840,039
Turkcell Iletisim Hizmeteri (Wireless Telecommunication Services)	85,393,400	525,429

		1,944,782

United States 1.09%

Amdocs* (Software)	26,000	653,899

Total Common Stocks (Cost $52,856,989)		58,825,725

Preferred Stocks 0.04%

South Africa 0.04%

Anglo American Platinum (Metals and Mining) (Cost $18,008)	1,171	23,277

Total Investments (Cost $52,874,997) 98.33%		58,849,002

Other Assets Less Liabilities 1.67%		1,000,009

Net Assets 100.00%		$59,849,011

See footnotes on page 35.

25

Portfolio of Investments
October 31, 2004
Seligman Global Growth Fund

	Shares	Value
Common Stocks 100.30%

Bermuda 0.97%

Tyco International (Industrial Conglomerates)	18,900	$588,735

Canada 6.02%

Canadian National Railway (Road and Rail)	10,031	539,157
Research In Motion* (Communications Equipment)	35,100	3,096,522

		3,635,679

Finland 2.01%

Nokia (ADR) (Communications Equipment)	78,800	1,215,096

France 5.25%

Alcatel* (Communications Equipment)	76,000	1,106,943
Essilor International (Health Care Equipment and Supplies)	13,100	889,650
Pernod Ricard (Beverages)	2,200	304,606
Total (Oil and Gas)	4,200	872,836

		3,174,035

Germany 3.92%

Adidas-Salomon (Textiles, Apparel and Luxury Goods)	4,300	601,821
Allianz (Insurance)	8,000	852,108
Bayerische Hypo-und Vereinsbank* (Commercial Banks)	46,600	913,599

		2,367,528

Hong Kong 3.48%

CNOOC (Oil and Gas)	985,800	512,398
Esprit Holdings (Specialty Retail)	163,500	875,404
Hutchison Whampoa (Industrial Conglomerates)	93,000	717,866

		2,105,668

India 1.86%

Infosys Technologies (ADR) (IT Services)	16,900	1,123,935

Indonesia 0.51%

PT Telekomunikasi Indosesia (ADR) (Diversified Telecommunication Services)	16,100	307,027

Ireland 5.63%

Elan (ADR)* (Pharmaceuticals)	132,000	3,405,600

Italy 0.89%

Autostrade (Transportation Infrastructure)	24,700	540,352

Japan 4.59%

Bank of Yokohama (Commercial Banks)	51,000	304,871
Japan Tobacco (Tobacco)	85	746,602
Nintendo (Software)	1,700	191,684
Trend Micro (Software)	21,000	1,005,462
UFJ Holdings (Commercial Banks)	113	524,015

		2,772,634

Luxembourg 0.61%

SES Global (FDR) (Media)	35,895	370,611

Mexico 0.40%

Grupo Televisa (ADR) (Media)	4,400	242,000

Netherlands 2.31%

European Aeronautic Defence and Space (Aerospace and Defense)	28,591	816,249
Koninklijke Ahold* (Food Products)	17,200	579,484

		1,395,733

Russia 2.29%

Gazprom (ADR) (Energy Equipment and Services)	12,300	461,254
Mobile Telesystems (ADR) (Wireless Telecommunication Services)	4,300	624,016
LUKOIL (ADR) (Oil and Gas)	2,400	299,400

		1,384,670

South Korea 2.24%

Kia Motors (Automobiles)	29,540	277,278
LG Electronics (Household Durables)	19,060	1,074,380

		1,351,658

Spain 1.03%

Banco Bilbao Vizcaya Argentaria (Commercial Banks)	39,600	622,398

Sweden 1.91%

Telefonaktiebolaget LM Ericsson* (Communications Equipment)	395,180	1,152,498

Switzerland 0.91%

Roche Holding (Pharmaceuticals)	5,390	551,590

See footnotes on page 35.

26

Portfolio of Investments
October 31, 2004
Seligman Global Growth Fund

	Shares	Value
United Kingdom 15.26%

British Airways* (Airlines)	179,400	$710,951
Capita Group (Commercial Services and Supplies)	147,565	953,530
Carnival (Hotels, Restaurants and Leisure)	3,707	196,159
Carphone Warehouse Group (Specialty Retail)	349,476	1,068,809
EMI Group (Media)	114,835	447,456
GUS (Internet and Catalog Retail)	65,365	1,070,791
InterContinental Hotels Group (Hotels, Restaurants and Leisure)	64,400	788,760
Kingfisher (Specialty Retail)	95,359	530,012
Rolls-Royce Group (Aerospace and Defense)	203,801	971,422
Rolls-Royce Group (B Shares)* (Aerospace and Defense)	4,827,017	8,856
Standard Chartered (Commercial Banks)	56,800	1,015,869
Vodafone Group (Wireless Telecommunication Services)	568,700	1,459,139

		9,221,754

United States 38.21%

Altera* (Semiconductors and Semiconductor Equipment)	13,300	302,043
Anadarko Petroleum (Oil and Gas)	5,600	377,720
Apple Computer* (Computers and Peripherals)	28,900	1,515,082
Bank of America (Commercial Banks)	27,800	1,245,162
Best Buy (Specialty Retail)	19,100	1,131,102
Cisco Systems* (Communications Equipment)	32,000	613,760
Citigroup (Diversified Financial Services)	8,600	381,582
Costco Wholesale (Food and Staples Retailing)	6,400	306,592
Danaher (Machinery)	15,500	854,515
Dell* (Computers and Peripherals)	12,700	445,326
eBay* (Internet and Catalog Retail)	6,000	585,690
Exxon Mobil (Oil and Gas)	18,000	885,960
General Electric (Industrial Conglomerates)	40,400	1,378,448
Gillette (Personal Products)	17,100	709,308
Goldman Sachs Group (Capital Markets)	6,800	668,984
Google* (Internet Software and Services)	2,100	400,481
Home Depot (Specialty Retail)	22,500	924,300
IVAX* (Pharmaceuticals)	33,450	605,445
Medtronic (Health Care Equipment and Supplies)	12,200	623,542
Microsoft (Software)	23,300	651,235
Monster Worldwide* (Commercial Services and Supplies)	20,800	582,296
Motorola (Communications Equipment)	28,000	483,280
Parker Hannifin (Machinery)	11,500	812,245
Pixar (Media)	3,900	313,560
Schering-Plough (Pharmaceuticals)	35,600	644,716
Schlumberger (Energy Equipment and Services)	9,500	597,930
Staples (Specialty Retail)	31,100	924,136
Starbucks* (Hotels, Restaurants and Leisure)	19,000	1,004,245
XM Satellite Radio Holdings (Class A)* (Media)	42,500	1,373,812
Yahoo!* (Internet Software and Services)	48,400	1,751,838

		23,094,335

Total Investments (Cost $52,441,353) 100.30%		60,623,536

Other Assets Less Liabilities (0.30)%		(180,335

Net Assets 100.00%		$60,443,201

See footnotes on page 35.

27

Portfolio of Investments
October 31, 2004
Seligman Global Smaller Companies Fund

	Shares	Value
Common Stock 99.81%

Australia 1.31%

Adsteam Marine (Transportation Infrastructure)	551,474	$687,714
AWB (Food and Staples Retailing)	149,465	520,331
John Fairfax Holdings (Media)	74,179	237,765
Smorgon Steel Group (Metals and Mining)	456,146	426,235
STW Communications Group (Media)	168,281	402,371

		2,274,416

Bermuda 0.48%

Platinum Underwriters Holdings (Insurance)	28,680	838,890

Canada 6.06%

Dundee Real Estate Investment Trust (Real Estate)	46,500	939,298
Canaccord Capital (Capital Markets)	63,700	469,281
Canaccord Capital† (Capital Markets)	40,500	298,365
Deer Creek Energy* (Oil and Gas)	29,000	210,317
Deer Creek Energy*† (Oil and Gas)	89,000	645,456
Dundee Wealth Management† (Capital Markets)	115,200	835,467
Gildan Activewear (Class A)* (Textiles, Apparel and Luxury Goods)	31,000	889,390
GMP Capital† (Capital Markets)	51,937	761,839
Grande Cache Coal* (Metals and Mining)	156,000	926,821
Northgate Exploration* (Metals and Mining)	478,000	831,720
OPTI Canada (Oil and Gas)	29,300	436,991
OPTI Canada† (Oil and Gas)	46,700	696,501
Ritchie Bros. Auctioneers (Commercial Services and Supplies)	32,500	991,575
UTS Energy† (Oil and Gas)	610,900	440,541
UTS Energy (Warrants) (Oil and Gas)	305,450	61,325
Western Oil Sands (Class A)* (Oil and Gas)	33,991	1,083,545

		10,518,432

China 0.72%

Beijing Capital International Airport (Transportation Infrastructure)	1,836,000	661,053
China Oilfield Services (Energy Equipment and Services)	1,990,000	584,292

		1,245,345

Denmark 1.23%

Carlsberg (Class B) (Beverages)	26,187	1,215,947
FLS Industries (Class B)* (Construction and Engineering)	66,950	920,215

		2,136,162

Finland 0.70%

OKO Bank (Class A) (Commercial Banks)	30,500	391,989
TietoEnator (IT Services)	29,100	817,745

		1,209,734

France 4.11%

Alstom* (Electrical Equipment)	3,023,900	2,048,592
Bacou-Dalloz (Commercial Services and Supplies)	11,634	893,855
Cegedim (Health Care Providers and Services)	4,300	328,912
GL Trade (Software)	11,200	380,200
Marionnaud Perfumeries (Specialty Retail)	15,900	460,819
Nexans (Electrical Equipment)	11,400	399,171
NRJ Group (Media)	71,160	1,475,187
Remy Cointreau (Beverages)	33,279	1,151,486

		7,138,222

Germany 1.93%

Aixtron (Semiconductors and Semiconductor Equipment)	61,137	263,940
Elmos Semiconductor (Semiconductors and Semiconductor Equipment)	42,847	732,555
Funkwerk (Communications Equipment)	9,600	414,124
Heidelberger Druckmaschinen* (Machinery)	10,100	289,908
Hochtief (Construction and Engineering)	29,377	779,904
Jenoptik* (Semiconductors and Semiconductor Equipment)	24,936	256,190
Kontron* (Semiconductors and Semiconductor Equipment)	10,296	93,993
Schwarz Pharma (Pharmaceuticals)	10,510	396,195
United Internet (Internet Software and Services)	5,415	131,897

		3,358,706

Greece 1.18%

Aktor (Construction and Engineering)	196,642	689,096
Piraeus Bank (Commercial Banks)	54,850	727,398
Titan Cement (Construction Materials)	24,260	638,165

		2,054,659

Hong Kong 0.73%

China Power International*† (Multi-Utilities and Unregulated Power)	883,300	343,288
Far East Pharmaceutical Technology (Pharmaceuticals)	3,008,700	—
First Pacific* (Diversified Financial Services)	1,372,000	375,626
i-CABLE Communications (Media)	1,434,000	548,361

		1,267,275

See footnotes on page 35.

28

Portfolio of Investments
October 31, 2004
Seligman Global Smaller Companies Fund

	Shares	Value
Italy 3.12%

Banca Popolare di Milano (Commercial Banks)	69,400	$488,123
Brembo (Auto Components)	95,354	690,004
Caltagirone Editore (Media)	86,400	734,469
Hera (Multi-Utilities and Unregulated Power)	93,800	258,882
Permasteelisa (Building Products)	34,700	566,099
Recordati (Pharmaceuticals)	21,100	482,038
Sorin* (Health Care Equipment and Supplies)	344,406	1,023,552
Tod’s (Textiles, Apparel and Luxury Goods)	29,870	1,181,643

		5,424,810

Japan 14.40%

77 Bank (Commercial Banks)	258,000	1,535,207
Aichi Bank (Commercial Banks)	9,800	743,424
Asahi Intecc (Health Care Equipment and Supplies)	8,700	314,228
Asatsu-DK (Media)	15,200	431,767
Avex (Media)	27,000	347,512
Bank of Nagoya (Commercial Banks)	84,000	435,661
Disco (Semiconductors and Semiconductor Equipment)	19,700	878,366
eAccess (Internet Software and Services)	295	262,898
Ebara (Machinery)	163,000	753,043
Eneserve (Electrical Equipment)	11,000	414,880
Fujimi (Chemicals)	23,500	589,949
Futaba (Electrical Equipment)	32,100	762,728
Hitachi Medical (Health Care Equipment and Supplies)	7,000	95,039
Hogy Medical (Health Care Equipment and Supplies)	9,500	388,770
Hokuto (Food Products)	40,700	745,646
Hosiden (Electronic Equipment and Instruments)	72,200	806,622
Ines (IT Services)	8,200	66,067
Japan Securities Finance (Diversified Financial Services)	78,000	489,949
Joyo Bank (Commercial Banks)	163,000	725,494
Kobayashi Pharmaceutical (Health Care Equipment and Supplies)	47,000	1,172,353
Komori (Machinery)	23,000	317,412
Kose (Personal Products)	14,100	550,508
Milbon (Personal Products)	22,600	635,645
Mochida Pharmaceutical (Pharmaceuticals)	124,000	749,744
Mori Seiki (Machinery)	73,000	550,700
NEC Soft (IT Services)	43,400	1,076,110
Nippon Shinyaku (Pharmaceuticals)	87,000	628,412
Noritsu Koki (Leisure Equipment and Products)	500	10,602
Obic (IT Services)	3,200	601,391
Obic Business Consultants (Software)	5,000	259,274
Shiga Bank (Commercial Banks)	155,300	816,571
Suruga Bank (Commercial Banks)	129,000	993,551
Taiyo Ink Manufacturing (Chemicals)	31,400	1,147,765
Takasago International (Chemicals)	113,000	543,486
Tanabe Seiyaku (Pharmaceuticals)	88,000	799,094
THK (Machinery)	47,600	828,898
Tokyo Ohka Kogyo (Chemicals)	59,500	1,098,269
Toppan Forms (Commercial Services and Supplies)	74,700	897,356
Towa Pharmaceutical (Pharmaceuticals)	29,000	544,458

		25,008,849

Mexico 0.37%

Kimberly-Clark de Mexico (Household Products)	213,800	639,658

Netherlands 1.74%

AM (Construction and Engineering)	47,100	376,945
Chicago Bridge and Iron (NY shares) (Construction and Engineering)	29,300	906,835
Equant* (Diversified Telecommunication Services)	296,002	1,237,203
Unit 4 Agresso* (Software)	33,792	496,779

		3,017,762

New Zealand 0.88%

Air New Zealand* (Airlines)	314,228	333,130
Carter Holt Harvey (Paper and Forest Products)	427,359	629,120
Warehouse Group (Multi-Line Retail)	205,205	572,404

		1,534,654

Singapore 0.59%

Datacraft Asia* (Communications Equipment)	396,200	313,738
MobilOne (Wireless Telecommunication Services)	677,000	675,789
SembCorp Logistics (Transportation Infrastructure)	28,000	38,909

		1,028,436

South Korea 1.77%

Cheil Communications (Media)	2,640	349,114
Daegu Bank (Commercial Banks)	66,710	398,727
Daewoo Securities* (Capital Markets)	222,340	639,038
Hanil Cement (Construction Materials)	5,550	234,062
Kook Soon Dang Brewery (Food Products)	20,998	248,988
Korea Exchange Bank* (Commercial Banks)	59,980	399,447
LG Household and Health Care (Household Products)	22,100	568,528
Samsung Securities (Capital Markets)	13,690	234,668

		3,072,572

See footnotes on page 35.

29

Portfolio of Investments
October 31, 2004
Seligman Global Smaller Companies Fund

	Shares	Value
Spain 0.51%

Prosegur, Companie de Seguridad (Commercial Services and Supplies)	51,900	$893,428

Sweden 1.35%

Eniro (Media)	103,230	873,687
Medivir (Class B)* (Biotechnology)	20,750	267,732
Modern Times Group (Class B)* (Media)	20,330	451,908
Teleca (Class B) (IT Services)	179,130	743,389

		2,336,716

Switzerland 1.49%

Bachem Holding (Biotechnology)	6,250	347,884
Baloise Holding (Insurance)	25,797	1,023,824
Helvetia Patria Holding (Insurance)	3,422	542,654
Julius Baer Holding (Capital Markets)	1,419	397,158
Micronas Semiconductor Holding* (Semiconductors and Semiconductor Equipment)	7,110	279,242

		2,590,762

United Kingdom 7.36%

Aggreko (Commercial Services and Supplies)	299,200	824,925
Benfield Group (Insurance)	7,548	37,209
Bespak (Health Care Equipment and Supplies)	25,300	211,154
Cambridge Antibody Technology Group* (Biotechnology)	62,500	770,444
Capital Radio (Media)	48,500	366,014
Dimension Data Holdings* (IT Services)	593,600	327,324
easyJet* (Airlines)	350,700	1,015,609
Expro International Group (Energy Equipment and Services)	82,086	545,914
FirstGroup (Road and Rail)	158,700	837,820
Group 4 Securicor* (Commercial Services and Supplies)	323,400	692,320
GWR Group (Media)	51,479	248,394
Hiscox (Insurance)	221,603	650,641
Jardine Lloyd Thompson Group (Insurance)	94,000	792,380
Misys (Software)	389,260	1,541,070
Novar (Building Products)	302,600	661,474
PHS Group (Commercial Services and Supplies)	612,288	787,437
Radstone Technology (Aerospace and Defense)	4,010	26,085
De La Rue (Commercial Services and Supplies)	151,900	900,810
SurfControl* (Software)	43,227	444,189
VT Group (Aerospace and Defense)	63,789	318,337
John Wood Group (Energy Equipment and Services)	150,596	396,526
Yule Catto (Chemicals)	83,900	388,717

		12,784,793

United States 47.78%

1-800 Contacts* (Internet and Catalog Retail)	48,000	789,120
Abgenix* (Biotechnology)	98,000	892,780
Acadia Realty Trust (Real Estate)	61,500	947,100
Adaptec* (Computers and Peripherals)	111,500	871,930
AGCO* (Machinery)	39,700	770,974
Alliant Techsystems* (Aerospace and Defense)	11,000	632,390
American Home Mortgage Holdings (Real Estate)	29,000	801,270
AmSurg* (Health Care Providers and Services)	37,250	869,415
Applera* (Biotechnology)	69,500	890,990
Arch Coal (Metals and Mining)	22,000	715,440
Ariad Pharmaceuticals* (Biotechnology)	99,300	563,031
Armor Holdings* (Aerospace and Defense)	20,000	740,400
Array BioPharma* (Biotechnology)	74,000	517,260
Asyst Technologies* (Semiconductors and Semiconductor Equipment)	123,600	661,878
Bio-Rad Laboratories (Class A)* (Health Care Equipment and Supplies)	18,000	936,360
Biosite* (Health Care Equipment and Supplies)	23,000	1,121,365
BISYS Group* (IT Services)	58,500	854,100
Blackbaud* (Software)	56,700	702,230
Blount International* (Machinery)	67,800	980,388
Bunge (Food Products)	13,900	663,447
Cabot Oil and Gas (Oil and Gas)	20,500	867,355
Calamos Asset Management* (Capital Markets)	40,100	783,955
Charming Shoppes* (Specialty Retail)	92,000	703,340
Corinthian Colleges* (Commercial Services and Supplies)	62,500	895,313
Credence Systems* (Semiconductors and Semiconductor Equipment)	137,000	1,039,145
CV Therapeutics* (Biotechnology)	89,300	1,493,989
Denbury Resources* (Oil and Gas)	35,100	870,480
DiamondRock Hospitality*† (Real Estate)	78,000	780,000
EDO (Aerospace and Defense)	27,500	769,450
Electronics Boutique Holdings* (Specialty Retail)	22,300	761,210
Encysive Pharmaceuticals* (Biotechnology)	162,900	1,421,302
Exelixis* (Biotechnology)	70,700	627,463
Ferro (Chemicals)	36,000	758,520
First Marblehead* (Consumer Finance)	11,200	600,320
First Republic Bank (Commercial Banks)	20,000	964,000
FirstFed Financial* (Thrifts and Mortgage Finance)	20,000	1,028,000
Forest Oil* (Oil and Gas)	29,900	911,950
GameStop (Class A)* (Specialty Retail)	51,000	999,090
Gold Kist (Food Products)	78,000	861,120
Group 1 Automotive* (Specialty Retail)	25,000	707,250
HCC Insurance Holdings (Insurance)	28,000	831,600

See footnotes on page 35.

30

Portfolio of Investments
October 31, 2004
Seligman Global Smaller Companies Fund

	Shares	Value
United States (continued)

Human Genome Sciences* (Biotechnology)	78,000	$803,010
Hutchinson Technology* (Computers and Peripherals)	45,400	1,525,667
Incyte* (Biotechnology)	108,500	1,128,400
International Rectifier* (Semiconductors and Semiconductor Equipment)	30,500	1,212,375
IntraLase* (Health Care Equipment and Supplies)	5,600	107,436
Iomega* (Computers and Peripherals)	151,500	696,900
Iron Mountain* (Commercial Services and Supplies)	24,750	817,987
Itron* (Electronic Equipment and Instruments)	48,500	1,013,650
JDA Software Group* (Software)	56,000	628,880
Kansas City Life Insurance (Insurance)	16,000	659,680
KFX* (Oil and Gas)	103,000	962,020
KNBT Bancorp (Thrifts and Mortgage Finance)	54,000	932,310
Kosan Biosciences* (Biotechnology)	46,200	287,826
Leadis Technology* (Semiconductors and Semiconductor Equipment)	34,100	263,763
Lin TV (Class A)* (Media)	36,000	654,480
M/I Schottenstein Homes (Household Durables)	22,300	958,900
Massey Energy (Metals and Mining)	27,000	727,110
MAXIMUS* (IT Services)	30,500	828,990
McGrath RentCorp (Commercial Services and Supplies)	6,200	241,707
MedCath* (Health Care Providers and Services)	44,500	779,195
Medical Properties Trust† (Real Estate)	58,200	582,000
Mercury Computer Systems* (Aerospace and Defense)	29,000	732,250
MFA Mortgage Investments (Real Estate)	84,000	708,960
MTC Technologies* (Aerospace and Defense)	6,600	180,345
NBTY* (Personal Products)	35,500	977,670
NewAlliance Bancshares* (Thrifts and Mortgage Finance)	54,400	753,984
Nexstar Broadcasting Group (Class A)* (Media)	76,400	556,574
O’Reilly Automotive* (Specialty Retail)	18,700	805,129
One Liberty Properties (Real Estate)	34,900	635,529
OSI Systems* (Electronic Equipment and Instruments)	62,100	1,079,609
ParkerVision* (Communications Equipment)	87,900	425,436
Penn Virginia (Oil and Gas)	25,500	918,000
PFF Bancorp (Thrifts and Mortgage Finance)	25,000	986,250
Pilgrim’s Pride (Food Products)	15,500	419,120
Plains Exploration and Production (Oil and Gas)	37,585	939,625
PNM Resources (Electric Utilities)	30,500	710,040
PolyMedica (Health Care Equipment and Supplies)	30,900	1,081,346
Regis (Specialty Retail)	19,700	843,160
REMEC* (Communications Equipment)	145,500	800,977
Rotech Healthcare* (Health Care Providers and Services)	28,500	608,475
ScanSoft* (Software)	210,200	814,525
Shurgard Storage Centers (Real Estate)	19,500	774,150
SimpleTech* (Computers and Peripherals)	109,900	590,713
SiRF Technology Holdings* (Communications Equipment)	58,500	691,470
SpatiaLight* (Electronic Equipment and Instruments)	19,200	124,608
Standard Motor Products (Auto Components)	41,500	632,460
Standard Pacific (Household Durables)	16,500	926,475
Steel Dynamics* (Metals and Mining)	22,000	729,080
SureBeam (Class A)* (Electronic Equipment and Instruments)	235,000	3,995
Swift Energy* (Oil and Gas)	39,000	945,750
Syntroleum* (Oil and Gas)	88,800	618,492
Sypris Solutions (Aerospace and Defense)	49,200	681,912
Terex* (Machinery)	20,000	760,000
theglobe.comø (Internet Software and Services)	600,000	410,700
TierOne (Thrifts and Mortgage Finance)	34,000	764,150
Timberland (Class A)* (Textiles, Apparel and Luxury Goods)	12,400	761,360
UGI (Gas Utilities)	24,900	961,887
United Rentals* (Commercial Services and Supplies)	55,500	857,475
Universal Forest Products (Building Products)	22,000	803,880
USF (Road and Rail)	24,000	861,480
Value Line (Media)	10,200	369,699
Vintage Petroleum (Oil and Gas)	48,900	1,026,900
Wheeling-Pittsburgh* (Metals and Mining)	77,200	2,442,994
Yankee Candle* (Household Durables)	31,500	872,550

		82,998,190

Total Investments (Cost $163,425,196) 99.81%		173,372,471

Other Assets Less Liabilities 0.19%		328,219

Net Assets 100.00%		$173,700,690

See footnotes on page 35.

31

Portfolio of Investments
October 31, 2004
Seligman Global Technology Fund

	Shares	Value
Common Stocks 92.31%

Australia 0.00%

United Customer Management Solutions* (IT Consulting and Services)	1,289,200	$—

Canada 0.71%

Cognos* (Application Software)	78,600	3,103,128

China 0.19%

China Finance Online* (Internet Software and Services)	96,100	831,265

Finland 3.40%

Nokia (ADR) (Telecommunications Equipment)	671,300	10,351,446
TietoEnator (IT Services)	156,200	4,389,408

		14,740,854

France 1.60%

Alcatel* (Communications Equipment)	151,884	2,212,196
Atos Origin* (IT Consulting and Services)	75,356	4,723,977

		6,936,173

Germany 1.35%

SAP (Application Software)	34,300	5,856,363

Hong Kong 0.47%

Solomon Systech International (Semiconductors and Semiconductor Equipment)	8,148,000	2,055,730

India 2.22%

Infosys Technologies (IT Services)	85,600	3,598,004
Tata Consultancy Services (IT Services)	236,604	6,029,787

		9,627,791

Israel 2.30%

Check Point Software Technologies* (Systems Software)	265,400	5,995,386
Ness Technologies* (IT Consulting and Services)	138,500	1,832,355
Orbotech* (Electronic Equipment and Instruments)	127,000	2,150,745

		9,978,486

Italy 0.90%

e.Biscom* (Diversified Telecommunication Services)	70,800	3,904,506

Japan 7.66%

Brother Industries (Office Electronics)	511,000	4,374,975
Canon (Office Electronics)	132,500	6,549,529
Casio Computer (Household Durables)	174,700	2,073,276
Citizen Watch (Electronic Equipment and Instruments)	524,900	4,938,580
Hoya (Electronic Equipment and Instruments)	65,700	6,738,681
Murata Manufacturing (Electronic Equipment and Instruments)	65,800	3,132,252
Nintendo (Home Entertaintment Software)	27,300	3,078,220
Ushio (Electrical Equipment)	137,000	2,375,919

		33,261,432

Singapore 0.44%

Flextronics International* (Electronic Equipment and Instruments)	160,300	1,929,211

South Korea 0.55%

S1* (Internet Software and Services)	252,500	2,370,975

Sweden 0.46%

Telefonaktiebolaget LM Ericsson* (Telecommunications Equipment)	690,000	2,012,307

Taiwan 1.48%

High Tech Computer (Computers and Peripherals)	580,000	2,414,157
Ichia Technologies (Computers and Peripherals)	1,170,000	1,790,570
Taiwan Semiconductor Manufacturing* (Semiconductors)	1,691,000	2,218,118

		6,422,845

United Kingdom 1.17%

Logica CMG (IT Consulting and Services)	726,900	2,365,625
Sage Group (Application Software)	808,400	2,725,828

		5,091,453

See footnotes on page 35.

32

Portfolio of Investments
October 31, 2004
Seligman Global Technology Fund

	Shares	Value
United States 67.41%

Advanced Micro Devices* (Semiconductors and Semiconductor Equipment)	519,400	$8,736,308
Amdocs* (Application Software)	707,900	17,803,685
Amphenol (Class A)* (Electronic Equipment and Instruments)	157,600	5,410,408
Ask Jeeves* (Internet Software and Services)	62,100	1,599,385
Avid Technology* (Computers and Peripherals)	156,900	8,305,502
Avocent* (Telecommunications Equipment)	165,400	5,887,413
Beckman Coulter (Health Care Equipment and Supplies)	63,900	3,802,050
BMC Software* (Systems Software)	969,800	18,348,616
Boston Scientific* (Health Care Equipment and Supplies)	141,500	4,994,950
Broadcom (Class A)* (Semiconductors and Semiconductor Equipment)	121,700	3,291,985
Brocade Communications Systems* (Computers and Peripherals)	195,700	1,327,825
Cisco Systems* (Telecommunications Equipment)	417,400	8,005,732
Citrix Systems* (Application Software)	403,900	9,723,892
Computer Associates International (Systems Software)	514,900	14,267,879
Corning* (Telecommunications Equipment)	477,400	5,466,230
Credence Systems* (Semiconductors and Semiconductor Equipment)	218,000	1,653,530
Cypress Semiconductor* (Semiconductors and Semiconductor Equipment)	359,000	3,780,270
Dell* (Computers and Peripherals)	121,600	4,263,904
DJ Orthopedics* (Health Care Equipment and Supplies)	105,100	1,791,955
DST Systems* (Data Processing and Outsourced Services)	74,200	3,327,870
eBay* (Internet and Catalog Retail)	68,600	6,696,389
FileNet* (Application Software)	45,600	1,266,768
Fisher Scientific International* (Health Care Equipment and Supplies)	74,200	4,256,112
Google* (Internet Software and Services)	15,300	2,917,787
Hewlett-Packard (Computers and Peripherals)	400,800	7,478,928
Hyperion Solutions* (Application Software)	136,700	5,482,353
International Business Machines (Computers and Peripherals)	28,600	2,566,850
Intersil (Class A) (Semiconductors and Semiconductor Equipment)	57,900	945,218
Invitrogen* (Biotechnology)	40,600	2,350,537
Laboratory Corporation of America Holdings* (Health Care Providers and Services)	247,500	11,335,500
Lam Research* (Semiconductors and Semiconductor Equipment)	197,000	5,128,895
Macrovision* (Systems Software)	89,300	2,412,886
Magma Design Automation* (Application Software)	189,500	2,457,815
Marvel Enterprises* (Leisure Equipment and Products)	24,100	371,140
Mattson Technology* (Semiconductors and Semiconductor Equipment)	119,700	1,003,684
MEMC Electronic Materials* (Semiconductors and Semiconductor Equipment)	977,100	9,184,740
Microsoft (Systems Software)	818,700	22,882,665
Oracle* (Systems Software)	495,400	6,264,333
PeopleSupport* (Commercial Services and Supplies)	327,800	3,025,594
Photon Dynamics* (Electronic Equipment and Instruments)	123,100	2,251,499
QUALCOMM (Telecommunications Equipment)	59,400	2,482,623
Quest Diagnostics (Health Care Providers and Services)	117,100	10,250,934
RSA Security* (Application Software)	98,400	2,012,280
Serena Software* (Application Software)	121,800	2,160,732
St. Jude Medical* (Health Care Equipment and Supplies)	28,700	2,197,559
Sun Microsystems* (Computers and Peripherals)	525,100	2,360,325
SunGard Data Systems* (Data Processing and Outsourced Services)	286,800	7,597,332
Symantec* (Systems Software)	192,100	10,935,293
Synopsys* (Application Software)	415,000	6,691,875
Take-Two Interactive Software* (Home Entertaintment Software)	171,300	5,640,909
VERITAS Software* (Systems Software)	181,400	3,955,427
Yahoo!* (Internet Software and Services)	120,700	4,368,736

		292,723,107

Total Investments (Cost $382,492,826) 92.31%		400,845,626

Other Assets Less Liabilities 7.69%		33,405,184

Net Assets 100.00%		$434,250,810

See footnotes on page 35.

33

Portfolio of Investments
October 31, 2004
Seligman International Growth Fund

	Shares	Value
Common Stocks 96.56%

Canada 8.38%

Canadian National Railway (Road and Rail)	14,577	$783,500
Petro-Canada (Oil and Gas)	10,543	574,366
Research In Motion* (Communications Equipment)	37,100	3,272,962
SNC-Lavalin Group (Construction and Engineering)	6,687	289,662

		4,920,490

Finland 2.59%

Nokia (ADR) (Communications Equipment)	98,600	1,520,412

France 12.37%

Alcatel* (Communications Equipment)	94,700	1,379,309
Club Mediterranee* (Hotels, Restaurants and Leisure)	12,200	549,750
Essilor International (Health Care Equipment and Supplies)	22,400	1,521,233
Pernod Ricard (Beverages)	4,100	567,675
PSA Peugeot Citroen (Automobiles)	6,600	406,171
Rodriguez Group (Leisure Equipment and Products)	6,244	307,355
Total (Oil and Gas)	7,700	1,600,199
Unibail (Real Estate)	7,100	932,232

		7,263,924

Germany 4.81%

Adidas-Salomon (Textiles, Apparel and Luxury Goods)	6,500	909,730
Allianz (Insurance)	8,500	905,364
Bayerische Hypo-und Vereinsbank* (Commercial Banks)	51,500	1,009,665

		2,824,759

Greece 1.76%

EFG Eurobank Ergasias (Commercial Banks)	37,900	1,029,785

Hong Kong 4.74%

CNOOC (Oil and Gas)	16,200	839,160
Esprit Holdings (Specialty Retail)	212,000	1,135,080
Hutchison Whampoa (Industrial Conglomerates)	105,000	810,494

		2,784,734

India 2.46%

Infosys Technologies (ADR) (IT Services)	21,700	1,443,159

Indonesia 0.78%

PT Telekomunikasi Indonesia (ADR) (Diversified Telecommunication Services)	24,100	459,587

Ireland 5.96%

Elan (ADR)* (Pharmaceuticals)	135,600	3,498,480

Italy 2.42%

Autostrade (Transportation Infrastructure)	36,000	787,557
Saipem (Energy Equipment and Services)	55,100	635,736

		1,423,293

Japan 9.69%

Bank of Yokohama (Commercial Banks)	86,000	514,096
Japan Tobacco (Tobacco)	130	1,141,863
Minebea (Machinery)	115,000	487,926
Nintendo (Software)	2,100	236,786
Obic (IT Services)	1,100	206,728
Pioneer (Household Durables)	27,000	504,730
Suzuki Motor (Automobiles)	28,000	495,640
Trend Micro (Software)	29,500	1,412,434
UFJ Holdings (Commercial Banks)	149	690,957

		5,691,160

Luxembourg 1.45%

SES Global (FDR) (Media)	82,513	851,936

Mexico 0.74%

Grupo Televisa (ADR) (Media)	7,900	434,500

Netherlands 4.03%

European Aeronautic Defence and Space (Aerospace and Defense)	43,682	1,247,084
Koninklijke Ahold* (Food Products)	33,200	1,118,539

		2,365,623

Norway 0.59%

Tandberg (Communications Equipment)	36,760	343,474

Russia 3.37%

Gazprom (ADR) (Energy Equipment and Services)	11,200	420,004
LUKOIL (ADR) (Oil and Gas)	6,200	773,450
Mobile Telesystems (ADR) (Wireless Telecommunication Services)	5,400	783,648

		1,977,102

South Korea 3.84%

Hyundai Motor (Automobiles)	15,180	737,067
Kia Motors (Automobiles)	46,560	437,037
LG Electronics (Household Durables)	19,180	1,081,144

		2,255,248

See footnotes on page 35.

34

Portfolio of Investments
October 31, 2004
Seligman International Growth Fund

	Shares	Value
Spain 1.39%

Banco Bilbao Vizcaya Argentaria (Commercial Banks)	52,000	$817,290

Sweden 1.88%

Telefonaktiebolaget LM Ericsson (ADR)* (Communications Equipment)	38,200	1,104,553

Switzerland 4.16%

Kuehne & Nagel International (Marine)	3,000	541,899
Roche Holding (Pharmaceuticals)	9,296	951,315
Swatch Group (Textiles, Apparel and Luxury Goods)	34,350	947,743

		2,440,957

United Kingdom 19.15%

BP (Oil and Gas)	102,700	994,888
British Airways* (Airlines)	216,800	859,164
Capita Group (Commercial Services and Supplies)	140,350	906,908
Carnival (Hotels, Restaurants and Leisure)	6,617	350,144
Carphone Warehouse Group (Specialty Retail)	415,824	1,271,723
EMI Group (Media)	166,555	648,984
GUS (Internet and Catalog Retail)	74,801	1,225,369
InterContinental Hotels Group (Hotels, Restaurants and Leisure)	81,900	1,003,097
Kingfisher (Specialty Retail)	96,645	537,160
Rolls-Royce Group (Aerospace and Defense)	258,968	1,234,377
Rolls-Royce Group (B Shares)* (Aerospace and Defense)	6,124,552	11,236
Standard Chartered (Commercial Banks)	58,900	1,053,427
Vodafone Group (Wireless Telecommunication Services)	447,200	1,147,401

		11,243,878

Total Investments (Cost $47,896,547) 96.56%		56,694,344

Other Assets Less Liabilities 3.44%		2,021,725

Net Assets 100.00%		$58,716,069

ADR – American Depository Receipts.
FDR – Fiduciary Depository Receipts.
GDR – Global Depository Receipts.
* Non-income producing security.
† The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
ø Warrants attached.
See Notes to Financial Statements.

35

Statements of Assets and Liabilities
October 31, 2004

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

Assets:

Investments, at value:
Common stocks	$58,825,725	$60,623,536	$173,372,471	$400,845,626	$56,694,344
Preferred stocks	23,277	—	—	—	—

	58,849,002	60,623,536	173,372,471	400,845,626	56,694,344
Cash denominated in U.S. dollars	—	228,723	218,342	35,000,039	2,359,642
Cash denominated in foreign currencies	230,346	—	105	1,495,747	—
Receivable for securities sold	1,459,074	3,194,004	2,269,227	6,003,812	843,778
Receivable for Capital Stock sold	193,270	157,757	362,864	138,961	271,459
Unrealized appreciation on forward currency contracts	148,363	1,154	540,252	203	1,495
Receivable for dividends and interest	105,781	83,503	171,178	189,795	110,633
Expenses prepaid to shareholder service agent	69,164	53,764	123,633	293,734	59,738
Other	1,990	2,296	6,376	225,492	3,480

Total Assets	61,056,990	64,344,737	177,064,448	444,193,409	60,344,569

Liabilities:

Bank overdraft	677,394	—	—	—	—
Payable for securities purchased	251,554	3,291,956	1,194,615	7,504,805	1,389,114
Management fee payable	62,544	50,263	139,552	359,176	47,556
Payable for Capital Stock repurchased	57,018	427,951	515,129	1,506,708	64,779
Unrealized depreciation on forward currency contracts	25,033	349	1,233,388	4,337	325
Distribution and service fees payable	24,558	28,926	84,446	191,574	22,565
Accrued expenses and other	109,878	102,091	196,628	375,999	104,161

Total Liabilities	1,207,979	3,901,536	3,363,758	9,942,599	1,628,500

Net Assets	$59,849,011	$60,443,201	$173,700,690	$434,250,810	$58,716,069

Composition of Net Assets:

Capital Stock, at par:
Class A	$4,441	$4,334	$6,377	$23,462	$2,544
Class B	1,092	1,459	2,452	5,587	598
Class C	311	475	245	2,168	235
Class D	1,483	2,019	3,640	8,126	1,016
Class I	610	280	574	n/a	636
Class R	23	—	—	17	—
Additional paid-in capital	60,131,973	111,696,678	182,873,632	976,982,507	70,417,088
Accumulated net investment loss	(3,656)	(92,946)	(366,130)	(9,161)	(42,427)
Accumulated net realized loss on investments	(6,385,142)	(59,363,335)	(18,083,428)	(561,134,935)	(20,474,762)
Net unrealized appreciation of investments	4,045,342	7,474,319	6,085,815	14,861,778	7,423,043
Net unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	2,052,534	719,918	3,177,513	3,511,261	1,388,098

Net Assets	$59,849,011	$60,443,201	$173,700,690	$434,250,810	$58,716,069

Net Assets:

Class A	$34,066,225	$31,667,999	$87,188,550	$270,154,344	$30,553,190
Class B	7,846,747	9,848,661	30,355,817	57,699,670	6,537,478
Class C	2,242,634	3,208,131	3,035,235	22,400,705	2,573,900
Class D	10,684,177	13,634,999	45,140,258	83,799,521	11,138,471
Class I	4,835,600	2,081,369	7,978,539	n/a	7,910,834
Class R	173,628	2,042	2,291	196,570	2,196
Shares of Capital Stock Outstanding:

Class A	4,440,580	4,333,832	6,377,020	23,461,596	2,543,595
Class B	1,091,475	1,459,393	2,452,254	5,587,088	597,964
Class C	311,391	474,867	244,689	2,167,900	235,070
Class D	1,483,459	2,019,099	3,640,319	8,125,864	1,016,352
Class I	610,232	279,519	573,699	n/a	635,957
Class R	22,650	280	168	17,113	183
Net Asset Value Per Share:

Class A	$7.67	$7.31	$13.67	$11.51	$12.01
Class B	7.19	6.75	12.38	10.33	10.93
Class C	7.20	6.76	12.40	10.33	10.95
Class D	7.20	6.75	12.40	10.31	10.96
Class I	7.92	7.45	13.91	n/a	12.44
Class R	7.67	7.29	13.64	11.49	12.00

Cost of Investments:	$52,874,997	$52,441,353	$163,425,196	$382,492,826	$47,896,547

See Notes to Financial Statements.

36

Statements of Operations
For the Year Ended October 31, 2004

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

Investment Income:

Dividends	$1,491,705	$707,720	$2,550,813	$1,266,402	$738,145
Interest	7,625	291	12,045	27,276	168

Total Investment Income*	1,499,330	708,011	2,562,858	1,293,678	738,313

Expenses:

Management fee	750,512	624,481	1,710,876	4,949,928	522,855
Shareholder account services	498,097	329,699	839,553	1,891,804	414,455
Distribution and service fees	290,901	373,632	1,096,604	2,687,087	248,242
Custody and related services	182,652	127,919	459,510	447,644	146,376
Registration	82,123	77,498	96,984	123,421	82,500
Audit and legal fees	60,494	64,402	103,454	231,883	54,030
Shareholder reports and communications	24,975	27,899	45,480	109,088	22,597
Shareholders’ meeting	10,700	11,641	33,220	—	8,035
Directors’ fees and expenses	7,563	7,854	11,752	20,190	8,195
Miscellaneous	9,815	10,597	25,352	40,628	9,485

Total Expenses	1,917,832	1,655,622	4,422,785	10,501,673	1,516,770

Net Investment Loss	(418,502)	(947,611)	(1,859,927)	(9,207,995)	(778,457)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

Net realized gain on investments	7,351,070	3,565,201	21,295,655	25,281,917	1,787,300
Net realized gain (loss) from foreign currency transactions	(249,761)	2,188,083	4,226,408	12,504,585	2,234,471
Payments received from Manager (Note 9)	—	85,658	333,741	1,640,398	—
Net change in unrealized appreciation of investments	2,136,186	5,095,195	1,540,531	(36,860,006)	5,458,417
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	963,337	(48,636)	625,187	(6,923,265)	632,549

Net Gain (Loss) on Investments and Foreign Currency Transactions	10,200,832	10,885,501	28,021,522	(4,356,371)	10,112,737

Increase (Decrease) in Net Assets from Operations	$9,782,330	$9,937,890	$26,161,595	$(13,564,366)	$9,334,280

* Net of foreign taxes withheld:	$192,783	$58,128	$186,703	$84,381	$87,949
See Notes to Financial Statements.

37

Statements of Changes in Net Assets

	Emerging Markets Fund		Global Growth Fund		Global Smaller Companies Fund

	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,

	2004	2003	2004	2003	2004	2003

Operations:

Net investment loss	$(418,502)	$(614,716)	$(947,611)	$(439,534)	$(1,859,927)	$(1,899,466)
Net realized gain (loss) on investments	7,351,070	10,034,522	3,565,201	(4,005,210)	21,295,655	(1,357,247)
Net realized gain (loss) from foreign currency transactions	(249,761)	1,551,313	2,188,083	3,863,644	4,226,408	11,394,814
Payments received from Manager (Note 9)	—	—	85,658	—	333,741	—
Net change in unrealized appreciation of investments	2,136,186	6,687,615	5,095,195	12,355,813	1,540,531	38,002,638
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	963,337	1,140,108	(48,636)	(505,678)	625,187	(1,434,521)

Increase (Decrease) in Net Assets from Operations	9,782,330	18,798,842	9,937,890	11,269,035	26,161,595	44,706,218

Capital Share Transactions:

Net proceeds from sales of shares	12,914,712	20,520,927	4,714,412	3,766,018	14,842,001	17,365,783
Exchanged from associated funds	5,499,772	37,547,175	2,567,572	131,420,588	3,853,434	206,365,091

Total	18,414,484	58,068,102	7,281,984	135,186,606	18,695,435	223,730,874

Cost of shares repurchased	(18,020,844)	(21,763,896)	(16,934,616)	(20,088,273)	(44,212,389)	(47,306,983)
Exchanged into associated funds	(7,821,543)	(37,217,103)	(2,386,997)	(132,264,245)	(5,425,517)	(207,902,140)

Total	(25,842,387)	(58,980,999)	(19,321,613)	(152,352,518)	(49,637,906)	(255,209,123)

Increase (Decrease) in Net Assets from Capital Share Transactions	(7,427,903)	(912,897)	(12,039,629)	(17,165,912)	(30,942,471)	(31,478,249)

Increase (Decrease) in Net Assets	2,354,427	17,885,945	(2,101,739)	(5,896,877)	(4,780,876)	13,227,969

Net Assets:

Beginning of year	57,494,584	39,608,639	62,544,940	68,441,817	178,481,566	165,253,597

End of Year*	$59,849,011	$57,494,584	$60,443,201	$62,544,940	$173,700,690	$178,481,566

* Net of accumulated net investment loss	$(3,656)	$(108,630)	$(92,946)	$(264,748)	$(366,130)	$(151,160)
See Notes to Financial Statements.

38

Statements of Changes in Net Assets

	Global Technology Fund		International Growth Fund

	Year Ended October 31,		Year Ended October 31,

	2004	2003	2004	2003

Operations:

Net investment loss	$(9,207,995)	$(8,473,113)	$(778,457)	$(353,894)
Net realized gain (loss) on investments	25,281,917	(27,914,952)	1,787,300	883,510
Net realized gain from foreign currency transactions	12,504,585	12,120,812	2,234,471	3,867,751
Payments received from Manager (Note 9)	1,640,398	—	—	—
Net change in unrealized appreciation of investments	(36,860,006)	187,446,927	5,458,417	3,783,084
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	(6,923,265)	4,561,147	632,549	(535,010)

Increase (Decrease) in Net Assets from Operations	(13,564,366)	167,740,821	9,334,280	7,645,441

Capital Share Transactions:

Net proceeds from sales of shares	20,831,539	28,490,323	12,325,118	24,247,587
Exchanged from associated funds	5,494,761	301,251,494	9,471,914	92,500,862

Total	26,326,300	329,741,817	21,797,032	116,748,449

Cost of shares repurchased	(109,280,548)	(109,245,699)	(13,403,214)	(25,961,306)
Exchanged from associated funds	(11,800,452)	(311,451,006)	(2,179,810)	(91,360,531)

Total	(121,081,000)	(420,696,705)	(15,583,024)	(117,321,837)

Increase (Decrease) in Net Assets from Capital Share Transactions	(94,754,700)	(90,954,888)	6,214,008	(573,388)

Increase (Decrease) in Net Assets	(108,319,066)	76,785,933	15,548,288	7,072,053

Net Assets:

Beginning of year	542,569,876	465,783,943	43,167,781	36,095,728

End of Year*	$434,250,810	$542,569,876	$58,716,069	$43,167,781

* Including undistributed net investment income (net of accumulated net investment loss)	$(9,161)	$7,963	$(42,427)	$(263,436)
See Notes to Financial Statements.

39

Notes to Financial Statements

1.

Multiple Classes of Shares — Seligman Global Fund Series, Inc. (the “Series”) consists of five separate Funds: Seligman Emerging Markets Fund (the “Emerging Markets Fund”), Seligman Global Growth Fund (the “Global Growth Fund”), Seligman Global Smaller Companies Fund (the “Global Smaller Companies Fund”), Seligman Global Technology Fund (the “Global Technology Fund”), and Seligman International Growth Fund (the “International Growth Fund”). Each Fund of the Series offers six classes of shares with the exception of Global Technology Fund, which offers five classes of shares (Class I shares are not offered).

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold primarily without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares during the month that precedes the eighth anniversary of their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of other Seligman registered investment companies (“Seligman Funds”), the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Series:

a.

Security Valuation — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Nothwithstanding these valuation methods, the Funds may adjust the value of securities as described below.

Many securities markets and exchanges outside the United States (“US”) close prior to the close of the NYSE, and therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Board of Directors has authorized the use of a third party pricing service on a regular basis to recommend adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available or otherwise no longer valid or reliable are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, and intra-day trading halts.

Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.

Foreign Securities — Investments in foreign securities will primarily be traded in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;
(ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The Series’ net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Series. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series’ books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates. The value of cash held in foreign currencies at October 31, 2004, was substantially the same as its cost.

40

Notes to Financial Statements

The Series separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Series separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c.

Forward Currency Contracts — The Series may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d.

Options — Each Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments. There were no written options for the year ended October 31, 2004.

e.

Taxes — There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

f.

Security Transactions and Related Investment Income —Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

g.

Multiple Class Allocations — Each Fund’s income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended October 31, 2004, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

h.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended October 31, 2004, were as follows:

Fund	Purchases	Sales

Emerging Markets Fund	$63,103,874	$69,323,980
Global Growth Fund	167,777,860	178,561,206
Global Smaller Companies Fund	168,942,968	201,159,094
Global Technology Fund	636,860,581	768,153,768
International Growth Fund	126,248,718	122,635,428

4.

Management Fee, Distribution Services, and Other Transactions —J. & W. Seligman Co. Incorporated (the “Manager”) manages the affairs of the Series and provides or arranges for the necessary personnel and facilities.The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund’s average daily net assets. The annual management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of the first $1 billion of the Fund’s average daily net assets, 1.15% of the next $1 billion of the Fund’s average daily net assets, and 1.05% of the Fund’s average daily net assets in excess of $2 billion. The annual management fee rate with respect to the Global Technology Fund is equal to 1.00% of the first $2 billion of the Fund’s average daily net assets, 0.95% of the next $2 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $4 billion. The annual management fee rate, until Septem-ber 14, 2003, with respect to each of the other Funds was equal to 1.00% of the first $1 billion of the Fund’s average daily net assets, 0.95% of the next $1 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s daily net assets in excess of $2 billion.

Effective September 15, 2003, in connection with the engagement of a new subadviser, the Manager began advising Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund (the “Subadvised Funds”) under an interim management agreement. Under the interim management agreement, the annual management fee rate with respect to the Global Growth Fund and the International Growth Fund was equal to 1.00% on the first $50 million of the Fund’s average daily net assets, 0.95% on the next $1 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s daily net assets in excess of $1.05 billion. Also, under the interim management agreement, effective Septem-ber 15, 2003, the annual management fee rate with respect to Global Smaller Companies Fund was changed to equal 1.00% on the first $100 million of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $100 million. There was no change in the management fee rate with respect to the Emerging Markets Fund. The management fees reflected in the Statements of Operations for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund, and the International Growth Fund were 1.25%, 0.99%, 0.96%, 1.00% and 1.00%, respectively, per annum of the average daily net assets of each of the Funds of the Series. At a special meeting on December 4, 2003, shareholders of the Series approved a new management agreement with respect to the Subadvised Funds that is substantially similar in all material respects to the interim management agreement. Such new management agreement became effective on December 5, 2003, and the interim management agreement terminated in accordance with its terms.

41

Notes to Financial Statements

Prior to January 1, 2003, Henderson Investment Management Limited (“Henderson”) was the subadviser to the Global Smaller Companies Fund and was responsible for furnishing investment advice, research, and assistance with respect to the Fund’s international investments. Under the sub-advisory agreement, the Manager paid Henderson a subadvisory fee at a rate equal to 0.50% per annum of the average monthly assets under Hend-erson’s supervision. Henderson is a wholly-owned subsidiary of Hender-son plc, which is an indirect subsidiary of AMP Limited, an Australian life insurance and financial services company.

On November 21, 2002, at a meeting of the Series’ Board of Directors, the Board did not renew the subadvisory agreement of Henderson in respect of the Global Smaller Companies Fund. As a result, the subadvisory agreement expired on December 31, 2002, whereupon the Manager assumed full responsibility for investment advice and research for that Fund.

Effective September 15, 2003, under an interim subadvisory agreement, Wellington Management Company, LLP (the “Subadviser”), became Sub-adviser to the Series and is responsible for furnishing investment advice, research and assistance with respect to the Subadvised Funds. Under the interim subadvisory agreement, the Manager paid the Subadviser a subad-visory fee for each of the Subadvised Funds determined as follows: for Global Growth Fund and International Growth Fund, the Subadviser received 0.45% on the first $50 million of each Fund’s average daily net assets and 0.40% of each Fund’s daily net assets in excess of $50 million; for Emerging Markets Fund, the Subadviser received 0.65% of the Fund’s average daily net assets; for Global Smaller Companies Fund, the Subad-viser received 0.75% on the first $100 million of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets in excess of $100 million. At a special meeting on December 4, 2003, shareholders of the Series approved a new subadvisory agreement with respect to the Sub-advised Funds that is substantially similar in all material aspects to the interim subadvisory agreement. Such new subadvisory agreement became effective on December 5, 2003, and the interim agreement terminated in accordance with its terms. Effective June 7, 2004, Wellington Management International Ltd., an affiliate of the Subadviser, began providing investment services for a portion of Global Smaller Companies Fund.

Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager.

Seligman Advisors, Inc., agent for the distribution of each Fund’s shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:

Fund	Distributor Concessions	Dealer Commissions

Emerging Markets Fund	$2,622	$27,505
Global Growth Fund	2,631	24,178
Global Smaller Companies Fund	2,674	31,336
Global Technology Fund	14,067	115,607
International Growth Fund	8,150	63,660

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series monthly pursuant to the Plan. For the year ended October 31, 2004, fees incurred by the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, aggregated $88,007, $79,207, $204,986, $746,604, and $67,307, respectively, or 0.25% per annum of the average daily net assets of each Fund’s Class A shares.

Under the Plan, with respect to Class B, Class C, Class D, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25% in the case of Class R) on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Series to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended October 31, 2004, fees incurred under the Plan, equivalent to 1% (0.50% in the case of Class R) per annum of the average daily net assets of Class B, Class C, Class D and Class R shares, were as follows:

Fund	Class B	Class C	Class D	Class R

Emerging Markets Fund	$86,594	$21,937	$93,764	$599
Global Growth Fund	115,756	32,649	146,010	10
Global Smaller Companies Fund	404,774	23,934	462,899	11
Global Technology Fund	714,337	264,560	960,960	626
International Growth Fund	60,173	20,497	100,255	10

Seligman Advisors, Inc. (“the Distributor”) is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended October 31, 2004, such charges were as follows:

Fund	Amount

Emerging Markets Fund	$10,454
Global Growth Fund	4,203
Global Smaller Companies Fund	14,244
Global Technology Fund	15,238
International Growth Fund	7,105

The Distributor has sold to the Purchasers its rights to collect any CDSC imposed on redemptions of Class B shares. Prior to August 1, 2004, in connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor received payments from the Purchasers based on the value of Class B shares sold. The aggregates of such payments and distribution fees retained by the Distributor for the year ended October 31, 2004, were as follows:

42

Notes to Financial Statements

Fund	Amount

Emerging Markets Fund	$2,752
Global Growth Fund	5,254
Global Smaller Companies Fund	3,901
Global Technology Fund	37,329
International Growth Fund	3,946

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 2004, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

Fund	Commissions	Distribution and Service Fees

Emerging Markets Fund	$695	$4,119
Global Growth Fund	306	4,710
Global Smaller Companies Fund	857	12,561
Global Technology Fund	4,163	67,110
International Growth Fund	255	6,233

Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

Fund	Amount

Emerging Markets Fund	$498,097
Global Growth Fund	329,699
Global Smaller Companies Fund	839,553
Global Technology Fund	1,891,804
International Growth Fund	414,455

These charges are determined in accordance with a methodology approved by the Series directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

For each Fund, costs of Seligman Data Corp. directly attributable to the Retail Classes were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of October 31, 2004, the Series’ potential obligation under the Guaranties is $859,300. As of October 31, 2004, no event has occurred which would result in the Series becoming liable to make any payment under a Guaranty. Each Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to each Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors fees and expenses, and the accumulated balances thereof at October 31, 2004, are included in accrued expenses and other liabilities, as follows:

Fund	Amount

Emerging Markets Fund	$3,656
Global Growth Fund	5,417
Global Smaller Companies Fund	12,939
Global Technology Fund	13,295
International Growth Fund	10,822

5.

Committed Line of Credit — The Series is a participant in a joint $425 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund’s borrowings have been limited to 10% of its total assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks. For the year ended October 31, 2004, the Series did not borrow from the credit facility.

43

Notes to Financial Statements

6.

Federal tax information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At October 31, 2004, the cost of investments for federal income tax purposes for each Fund was as follows:

Fund	Tax Basis Cost

Emerging Markets Fund	$53,027,201
Global Growth Fund	52,910,965
Global Smaller Companies Fund	164,765,084
Global Technology Fund	385,287,108
International Growth Fund	48,263,308

The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At October 31, 2004, the tax basis components of accumulated earnings were as follows:

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

Gross unrealized appreciation of portfolio securities*	$8,801,490	$8,438,846	$20,892,563	$42,008,011	$9,145,188
Gross unrealized depreciation of portfolio securities*	(2,979,689)	(726,275)	(12,285,176)	(26,449,493)	(714,152)

Net unrealized appreciation of portfolio securities*	5,821,801	7,712,571	8,607,387	15,558,518	8,431,036
Net unrealized appreciation (depreciation) on foreign currencies and forward currency contracts	(24,460)	11,232	9,123	24,373	12,174
Capital loss carryforward	(6,084,607)	(58,980,430)	(17,789,801)	(558,340,653)	(20,138,436)
Undistributed income	—	—	—	—	—

Total accumulated losses	$(287,266)	$(51,256,627)	$(9,173,291)	$(542,757,762)	$(11,695,226)

*	Includes the effects of foreign currency translations.

At October 31, 2004, each Fund had net capital loss carryforwards for federal income tax purposes, which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carry-forwards. These loss carryforwards expire in amounts and fiscal years as follows:

Fiscal Year	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

2009	$6,084,607	$32,615,539	—	$347,975,647	$11,259,604
2010	—	26,311,335	$17,789,801	193,291,796	8,878,832
2011	—	53,556	—	17,073,210	—

Total	$6,084,607	$58,980,430	$17,789,801	$558,340,653	$20,138,436

44

Notes to Financial Statements

7.	Outstanding Exchange Currency Contracts— At October 31, 2004, the Series had outstanding forward currency contracts to purchase or sell foreign cur- rencies as follows:

Contract	Foreign Currency	In Exchange For US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)

Emerging Markets Fund Bought:

South African rand	9,000,000	1,283,422	7/21/05	1,413,512	$130,090

Sold:
Hong Kong dollars	1,956,633	251,414	11/2/04	251,382	$32
South African rand	9,000,000	1,431,753	7/21/05	1,413,512	18,241
Hong Kong dollars	12,300,000	1,587,424	8/22/06	1,612,457	(25,033)

					$(6,760)

Global Growth Fund Bought:
British pounds	11,702	21,426	11/1/04	21,469	$43
Japanese yen	31,336,161	294,530	11/1/04	295,568	1,038
British pounds	14,558	26,644	11/2/04	26,708	64
Hong Kong dollars	994,292	127,760	11/2/04	127,744	(16)

					$1,129

Sold:
British pounds	3,908	7,179	11/3/04	7,170	$9
Japanese yen	17,844,758	167,982	11/4/04	168,315	(333)

					$(324)

Global Smaller Companies Fund Bought:
Japanese yen	12,655,470	118,950	11/1/04	119,369	$419
British pounds	26,047	47,849	11/3/04	47,785	(64)
New Zealand dollars	31,277	21,391	11/3/04	21,384	(7)
Australian dollars	5,615,000	3,760,787	12/31/04	4,169,192	408,405

					$408,753

Sold:
Euros	104,336	132,618	11/1/04	133,007	$(389)
Japanese yen	3,454,167	32,496	11/2/04	32,580	(84)
Singapore dollars	148,135	88,970	11/2/04	89,036	(66)
Euros	91,669	117,216	11/3/04	116,860	356
Singapore dollars	2,344	1,409	11/3/04	1,409	—
Australian dollars	231,510	172,950	11/4/04	172,903	47
Japanese yen	20,510,159	193,073	11/4/04	193,456	(383)
Australian dollars	3,366,000	2,389,523	12/31/04	2,499,288	(109,765)
Australian dollars	2,249,000	1,587,794	12/31/04	1,669,904	(82,110)
British pounds	2,834,000	4,848,974	12/31/04	5,174,573	(325,599)
British pounds	1,381,000	2,370,487	12/31/04	2,521,555	(151,068)
British pounds	1,017,000	1,801,107	12/31/04	1,856,931	(55,824)
Euros	3,359,000	4,119,142	12/31/04	4,281,700	(162,558)
Euros	1,977,000	2,426,728	12/31/04	2,520,072	(93,344)
Euros	2,757,000	3,459,897	12/31/04	3,514,333	(54,436)
Euros	2,093,000	2,581,276	12/31/04	2,667,936	(86,660)
Euros	2,122,000	2,634,410	12/31/04	2,704,902	(70,492)
Euros	1,087,000	1,345,054	12/31/04	1,385,593	(40,539)
British pounds	6,794,000	12,394,294	6/30/05	12,263,269	131,025

					$(1,101,889)

45

Notes to Financial Statements

Contract	Foreign Currency	In Exchange For US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)

Global Technology Fund Bought:

Japanese yen	114,161,791	1,076,592	11/2/04	1,076,795	$203

Sold:

Euros	1,204,943	1,531,724	11/3/04	1,536,061	$(4,337)

International Growth Fund Bought:
British pounds	26,872	49,200	11/1/04	49,299	$99
Japanese yen	38,335,199	360,315	11/1/04	361,584	1,269
British pounds	25,958	47,508	11/2/04	47,622	114
Hong Kong dollars	890,720	114,452	11/2/04	114,437	(15)
British pounds	24,488	44,986	11/3/04	44,926	(60)

					$1,407

Sold:
Euros	1,426	1,812	11/1/04	1,818	$(6)
Euros	463	590	11/2/04	590	—
Euros	3,345	4,277	11/3/04	4,264	13
Japanese yen	13,086,155	123,187	11/4/04	123,431	(244)

					$(237)

46

Notes to Financial Statements

8.

Capital Share Transactions— The Series has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At October 31, 2004, 400,000,000 shares were authorized for each Fund of the Series, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

Emerging Markets Fund

Class A					Class B

	Year Ended October 31,				Year Ended October 31,

	2004		2003		2004		2003

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	915,341	$6,733,459	3,184,157	$16,462,898	88,049	$603,238	121,852	$597,811
Exchanged from associated Funds	399,015	2,952,580	6,319,788	31,212,149	141,494	1,000,972	138,611	692,213
Transferred from Class B**	160,227	1,136,134	—	—	—	—	—	—
Total	1,474,583	10,822,173	9,503,945	47,675,047	229,543	1,604,210	260,463	1,290,024
Shares repurchased	(1,653,093)	(12,038,234)	(3,331,601)	(17,537,668)	(330,076)	(2,258,888)	(303,043)	(1,444,689)
Exchanged into associated Funds	(751,267)	(5,339,507)	(6,374,896)	(31,086,606)	(91,521)	(615,807)	(142,713)	(655,073)
Transferred to Class A**	—	—	—	—	(170,582)	(1,136,134)	—	—

Total	(2,404,360)	(17,377,741)	(9,706,497)	(48,624,274)	(592,179)	(4,010,829)	(445,756)	(2,099,762)

Decrease	(929,777)	$(6,555,568)	(202,552)	$(949,227)	(362,636)	$(2,406,619)	(185,293)	$(809,738)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	115,944	$809,300	148,597	$836,808	436,419	$2,975,932	328,749	$1,568,973
Exchanged from associated Funds	41,252	282,026	975,935	4,425,286	181,782	1,264,194	231,095	1,217,527

Total	157,196	1,091,326	1,124,532	5,262,094	618,201	4,240,126	559,844	2,786,500

Shares repurchased	(91,962)	(631,835)	(69,202)	(343,153)	(312,799)	(2,129,872)	(373,295)	(1,781,105)
Exchanged into associated Funds	(59,285)	(404,371)	(996,828)	(4,540,229)	(220,737)	(1,461,858)	(192,870)	(935,195)

Total	(151,247)	(1,036,206)	(1,066,030)	(4,883,382)	(533,536)	(3,591,730)	(566,165)	(2,716,300)

Increase (decrease)	5,949	$55,120	58,502	$378,712	84,665	$648,396	(6,321)	$70,200

Class I					Class R

					Year Ended October 31, 2004		April 30, 2003* to October 31, 2003

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	213,358	$1,570,689	208,828	$1,052,937	28,702	$222,094	328	$1,500
Shares repurchased	(124,443)	(914,749)	(106,495)	(657,281)	(6,380)	(47,266)	—	—

Increase	88,915	$655,940	102,333	$395,656	22,322	$174,828	328	$1,500

See footnotes on page 51.

47

Notes to Financial Statements

Global Growth Fund

Class A					Class B

	Year Ended October 31,				Year Ended October 31,

	2004		2003		2004		2003

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	232,313	$1,630,683	344,830	$1,899,833	117,913	$764,695	128,594	$655,625
Exchanged from associated Funds	141,539	988,116	7,438,416	39,534,522	91,830	602,763	142,534	711,716
Transferred from Class B**	252,657	1,768,961	—	—	—	—	—	—

Total	626,509	4,387,760	7,783,246	41,434,355	209,743	1,367,458	271,128	1,367,341

Shares repurchased	(1,114,897)	(7,711,289)	(1,841,493)	(10,026,844)	(529,985)	(3,396,995)	(646,551)	(3,298,569)
Exchanged into associated Funds	(157,051)	(1,076,555)	(7,389,549)	(39,339,542)	(55,146)	(354,484)	(120,788)	(605,689)
Transferred to Class A**	—	—	—	—	(272,629)	(1,768,961)	—	—

Total	(1,271,948)	(8,787,844)	(9,231,042)	(49,366,386)	(857,760)	(5,520,440)	(767,339)	(3,904,258)

Decrease	(645,439)	$(4,400,084)	(1,447,796)	$(7,932,031)	(648,017)	$(4,152,982)	(496,211)	$(2,536,917)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	97,782	$637,619	43,637	$219,386	196,234	$1,283,582	136,659	$695,608
Exchanged from associated Funds	45,902	296,636	1,373,654	6,697,608	104,720	680,057	17,210,142	84,476,742

Total	143,684	934,255	1,417,291	6,916,994	300,954	1,963,639	17,346,801	85,172,350

Shares repurchased	(178,959)	(1,141,957)	(216,218)	(1,099,763)	(708,606)	(4,522,339)	(1,070,247)	(5,501,256)
Exchanged into associated Funds	(25,775)	(164,153)	(1,467,275)	(7,157,955)	(125,348)	(791,805)	(17,299,688)	(85,161,059)

Total	(204,734)	(1,306,110)	(1,683,493)	(8,257,718)	(833,954)	(5,314,144)	(18,369,935)	(90,662,315)

Decrease	(61,050)	$(371,855)	(266,202)	$(1,340,724)	(533,000)	$(3,350,505)	(1,023,134)	$(5,489,965)

Class I					Class R

					Year Ended October 31, 2004		April 30, 2003* to October 31, 2003

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	56,600	$397,833	51,983	$294,066	—	—	280	$1,500

Shares repurchased	(22,755)	(162,036)	(29,745)	(161,841)	—	—	—	—

Increase	33,845	$235,797	22,238	$132,225	—	—	280	$1,500

See footnotes on page 51.
48

Notes to Financial Statements

Global Smaller Companies Fund

Class A					Class B

	Year Ended October 31,				Year Ended October 31,

	2004		2003		2004		2003

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	576,780	$7,536,124	1,162,640	$11,090,543	68,312	$804,208	104,868	$907,273
Exchanged from associated Funds	162,382	2,082,581	8,936,982	79,934,781	40,274	470,338	39,352	353,632
Transferred from Class B**	805,066	10,521,193	—	—	—	—	—	—

Total	1,544,228	20,139,898	10,099,622	91,025,324	108,586	1,274,546	144,220	1,260,905

Shares repurchased	(1,613,324)	(20,998,121)	(2,575,717)	(25,084,561)	(903,294)	(10,585,792)	(1,227,173)	(10,708,854)
Exchanged into associated Funds	(277,922)	(3,567,870)	(8,886,351)	(79,348,877)	(63,363)	(743,271)	(230,960)	(1,932,998)
Transferred to Class A**	—	—	—	—	(886,865)	(10,521,193)	—	—

Total	(1,891,246)	(24,565,991)	(11,462,068)	(104,433,438)	(1,853,522)	(21,850,256)	(1,458,133)	(12,641,852)

Decrease	(347,018)	$(4,426,093)	(1,362,446)	$(13,408,114)	(1,744,936)	$(20,575,710)	(1,313,913)	$(11,380,947)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	107,852	$1,279,866	28,189	$244,229	268,470	$3,162,091	363,103	$3,157,202
Exchanged from associated Funds	10,858	126,592	1,040,731	8,328,866	100,089	1,173,923	13,957,134	117,747,812

Total	118,710	1,406,458	1,068,920	8,573,095	368,559	4,336,014	14,320,237	120,905,014

Shares repurchased	(44,911)	(532,902)	(32,388)	(279,215)	(951,058)	(11,162,325)	(1,197,258)	(10,481,649)
Exchanged into associated Funds	(8,245)	(96,465)	(1,062,666)	(8,497,517)	(86,700)	(1,017,911)	(13,952,820)	(118,122,748)

Total	(53,156)	(629,367)	(1,095,054)	(8,776,732)	(1,037,758)	(12,180,236)	(15,150,078)	(128,604,397)

Increase (decrease)	65,554	$777,091	(26,134)	$(203,637)	(669,199)	$(7,844,222)	(829,841)	$(7,699,383)

Class I					Class R

					Year Ended October 31, 2004		April 30, 2003* to October 31, 2003

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	158,482	$2,059,712	203,009	$1,965,036	—	—	168	$1,500
Shares repurchased	(71,039)	(933,249)	(67,790)	(752,704)	—	—	—	—

Increase	87,443	$1,126,463	135,219	$1,212,332	—	—	168	$1,500

See footnotes on page 51.

49

Notes to Financial Statements

Global Technology Fund

Class A					Class B

	Year Ended October 31,				Year Ended October 31,

	2004		2003		2004		2003

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	1,253,255	$14,955,421	2,299,177	$21,812,629	311,153	$3,328,697	427,649	$3,721,304
Exchanged from associated Funds	218,903	2,626,976	4,087,882	38,143,027	109,908	1,198,376	292,859	2,509,878
Transferred from Class B**	638,921	7,282,755	—	—	—	—	—	—

Total	2,111,079	24,865,152	6,387,059	59,955,656	421,061	4,527,073	720,508	6,231,182

Shares repurchased	(5,617,443)	(65,776,896)	(7,345,393)	(69,652,823)	(1,485,501)	(15,701,749)	(1,747,560)	(15,071,152)
Exchanged into associated Funds	(507,461)	(5,961,389)	(4,585,734)	(42,922,324)	(228,973)	(2,434,153)	(463,019)	(3,930,803)
Transferred to Class A**	—	—	—	—	(710,539)	(7,282,755)	—	—

Total	(6,124,904)	(71,738,285)	(11,931,127)	(112,575,147)	(2,425,013)	(25,418,657)	(2,210,579)	(19,001,955)

Decrease	(4,013,825)	$(46,873,133)	(5,544,068)	$(52,619,491)	(2,003,952)	$(20,891,584)	(1,490,071)	$(12,770,773)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	81,865	$875,321	169,378	$1,484,696	133,105	$1,422,091	171,252	$1,470,194
Exchanged from associated Funds	19,158	203,478	706,219	5,784,887	138,238	1,465,931	30,299,071	254,813,702

Total	101,023	1,078,799	875,597	7,269,583	271,343	2,888,022	30,470,323	256,283,896

Shares repurchased	(695,468)	(7,336,693)	(635,009)	(5,524,657)	(1,933,735)	(20,426,147)	(2,194,896)	(18,997,067)
Exchanged into associated Funds	(66,619)	(716,548)	(812,597)	(6,733,989)	(253,170)	(2,688,362)	(30,515,645)	(257,863,890)

Total	(762,087)	(8,053,241)	(1,447,606)	(12,258,646)	(2,186,905)	(23,114,509)	(32,710,541)	(276,860,957)

Decrease	(661,064)	$(6,974,442)	(572,009)	$(4,989,063)	(1,915,562)	$(20,226,487)	(2,240,218)	$(20,577,061)

Class R

	Year Ended October 31, 2004		April 30, 2003* to October 31, 2003

	Shares	Amount	Shares	Amount

Sales of shares	20,388	$250,009	166	$1,500
Shares repurchased	(3,441)	(39,063)	—	—

Increase	16,947	$210,946	166	$1,500

See footnotes on page 51.

50

Notes to Financial Statements

International Growth Fund

Class A					Class B

	Year Ended October 31,				Year Ended October 31,

	2004		2003		2004		2003

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	611,494	$6,922,372	2,401,117	$19,708,171	96,631	$983,825	84,599	$661,446
Exchanged from associated Funds	482,018	5,551,014	9,455,367	77,749,844	204,298	2,130,082	116,022	892,543
Transferred from Class B**	25,414	288,639	—	—	—	—	—	—

Total	1,118,926	12,762,025	11,856,484	97,458,015	300,929	3,113,907	200,621	1,553,989

Shares repurchased	(799,048)	(8,988,090)	(2,682,909)	(22,347,903)	(130,245)	(1,321,037)	(123,511)	(977,967)
Exchanged into associated Funds	(88,425)	(977,908)	(9,347,434)	(77,044,698)	(76,620)	(780,218)	(113,465)	(869,186)
Transferred to Class A**	—	—	—	—	(27,851)	(288,639)	—	—

Total	(887,473)	(9,965,998)	(12,030,343)	(99,392,601)	(234,716)	(2,389,894)	(236,976)	(1,847,153)

Increase (decrease)	231,453	$2,796,027	(173,859)	$(1,934,586)	66,213	$724,013	(36,355)	$(293,164)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	56,062	$589,571	40,736	$321,890	186,125	$1,900,943	201,681	$1,582,592
Exchanged from associated Funds	38,301	403,036	1,709,501	13,087,141	135,035	1,387,782	96,484	771,334

Total	94,363	992,607	1,750,237	13,409,031	321,160	3,288,725	298,165	2,353,926

Shares repurchased	(23,185)	(235,651)	(84,193)	(651,349)	(218,860)	(2,237,338)	(220,484)	(1,737,168)
Exchanged into associated Funds	(8,741)	(87,587)	(1,700,910)	(13,042,926)	(33,075)	(334,097)	(52,086)	(403,721)

Total	(31,926)	(323,238)	(1,785,103)	(13,694,275)	(251,935)	(2,571,435)	(272,570)	(2,140,889)

Increase (decrease)	62,437	$669,369	(34,866)	$(285,244)	69,225	$717,290	25,595	$213,037

Class I					Class R

					Year Ended October 31, 2004		April 30, 2003* to October 31, 2003

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Sales of shares	170,956	$1,928,407	226,834	$1,971,988	—	—	183	$1,500
Shares repurchased	(53,788)	(621,098)	(26,325)	(246,919)	—	—	—	—

Increase	117,168	$1,307,309	200,509	$1,725,069	—	—	183	$1,500

*	Commencement of offering of shares.
**	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

51

Notes to Financial Statements

9.

Other Matters— The Manager has conducted an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman Funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager iden-tified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager also has responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, in May 2004, the Manager made payments of $72,748, $304,435 and $1,593,337 to Global Growth Fund, Global Smaller Companies Fund and Global Technology Fund, respectively, and agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $12,910, $29,306 and $47,061 to Global Growth Fund, Global Smaller Companies Fund and Global Technology Fund, respectively. All of the amounts paid to the Funds have been reported as payments received from the Manager in the Statement of Operations.

52

Financial Highlights

The tables below are intended to help you understand the financial performance of the Fund’s Classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Emerging Markets Fund
CLASS A

Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$6.47	$4.34	$4.11	$5.57	$6.69

Income (Loss) from Investment Operations:
Net investment loss	(0.04)	(0.06)	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	1.16	1.89	0.26	(1.17)	(0.77)
Net realized and unrealized gain (loss) from foreign currency transactions	0.08	0.30	0.03	(0.23)	(0.26)

Total from Investment Operations	1.20	2.13	0.23	(1.46)	(1.12)

Net Asset Value, End of Year	$7.67	$6.47	$4.34	$4.11	$5.57

Total Return:	18.55%	49.08%	5.60%	(26.21)%	(16.74)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$34,066	$34,744	$24,173	$21,014	$27,273
Ratio of expenses to average net assets	3.03%	3.61%	3.12%	3.14%	2.48%
Ratio of net investment loss to average net assets	(0.53)%	(1.20)%	(1.23)%	(1.37)%	(1.15)%
Portfolio turnover rate	106.84%	251.65%	149.82%	133.56%	188.19%

CLASS B

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$6.11	$4.13	$3.95	$5.40	$6.52

Income (Loss) from Investment Operations:
Net investment loss	(0.09)	(0.09)	(0.09)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	1.09	1.77	0.24	(1.12)	(0.72)
Net realized and unrealized gain (loss) from foreign currency transactions	0.08	0.30	0.03	(0.23)	(0.26)

Total from Investment Operations	1.08	1.98	0.18	(1.45)	(1.12)

Net Asset Value, End of Year	$7.19	$6.11	$4.13	$3.95	$5.40

Total Return:	17.68%	47.94%	4.56%	(26.85)%	(17.18)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$7,847	$8,885	$6,776	$6,938	$11,156
Ratio of expenses to average net assets	3.78%	4.36%	3.87%	3.89%	3.23%
Ratio of net investment loss to average net assets	(1.28)%	(1.95)%	(1.98)%	(2.12)%	(1.90)%
Portfolio turnover rate	106.84%	251.65%	149.82%	133.56%	188.19%

See footnotes on page 64.

53

Financial Highlights

Emerging Markets Fund (continued)

CLASS C

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$6.12	$4.13	$3.95	$5.40	$6.52

Income (Loss) from Investment Operations:
Net investment loss	(0.09)	(0.09)	(0.09)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	1.09	1.78	0.24	(1.12)	(0.72)
Net realized and unrealized gain (loss) from foreign currency transactions	0.08	0.30	0.03	(0.23)	(0.26)

Total from Investment Operations	1.08	1.99	0.18	(1.45)	(1.12)

Net Asset Value, End of Year	$7.20	$6.12	$4.13	$3.95	$5.40

Total Return:	17.65%	48.18%	4.56%	(26.85)%	(17.18)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,243	$1,868	$1,021	$889	$898
Ratio of expenses to average net assets	3.78%	4.36%	3.87%	3.89%	3.23%
Ratio of net investment loss to average net assets	(1.28)%	(1.95)%	(1.98)%	(2.12)%	(1.90)%
Portfolio turnover rate	106.84%	251.65%	149.82%	133.56%	188.19%

CLASS D

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$6.11	$4.13	$3.95	$5.40	$6.52

Income (Loss) from Investment Operations:
Net investment income (loss)	(0.09)	(0.09)	(0.09)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	1.10	1.77	0.24	(1.12)	(0.72)
Net realized and unrealized gain (loss) from foreign currency transactions	0.08	0.30	0.03	(0.23)	(0.26)

Total from Investment Operations	1.09	1.98	0.18	(1.45)	(1.12)

Net Asset Value, End of Year	$7.20	$6.11	$4.13	$3.95	$5.40

Total Return:	17.84%	47.94%	4.56%	(26.85)%	(17.18)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$10,684	$8,551	$5,807	$5,282	$7,645
Ratio of expenses to average net assets	3.78%	4.36%	3.87%	3.89%	3.23%
Ratio of net investment loss to average net assets	(1.28)%	(1.95)%	(1.98)%	(2.12)%	(1.90)%
Portfolio turnover rate	106.84%	251.65%	149.82%	133.56%	188.19%

See footnotes on page 64.

54

Financial Highlights

Emerging Markets Fund (continued)

CLASS I						CLASS R

	Year Ended October 31,			11/30/01* to 10/31/02		Year Ended 10/31/04	4/30/03* to 10/31/03

	2004	2003

Per Share Data:

Net Asset Value, Beginning of Period	$6.61	$4.37		$4.51		$6.47	$4.58

Income (Loss) from Investment Operations:
Net investment income (loss)	0.05	—	**	—	**	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	1.18	1.94		(0.17)		1.18	1.77
Net realized and unrealized gain from foreign currency transactions	0.08	0.30		0.03		0.08	0.17

Total from Investment Operations	1.31	2.24		(0.14)		1.20	1.89

Net Asset Value, End of Period	$7.92	$6.61		$4.37		$7.67	$6.47

Total Return:	19.82%	51.26%		(3.10%	)	18.55%	41.27%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$4,836	$3,444		$1,831		$174	$2
Ratio of expenses to average net assets	1.87%	2.35%		1.85	†ø %	3.27%	3.94	%†
Ratio of net investment income (loss) to average net assets	0.63%	0.06%		0.14	†ø %	(0.78)%	(1.88	)%†
Portfolio turnover rate	106.84%	251.65%		149.82	%††	106.84%	251.65	%†††

Global Growth Fund

CLASS A

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$6.21	$5.18	$6.95	$13.48	$12.86

Income (Loss) from Investment Operations:
Net investment loss	(0.08)	(0.02)	(0.05)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	0.95	0.77	(1.83)	(4.04)	2.56
Net realized and unrealized gain (loss) from foreign currency transactions	0.23	0.28	0.11	0.07	(0.67)

Total from Investment Operations	1.10	1.03	(1.77)	(4.03)	1.79

Less Distributions:
Distributions from net realized capital gain	—	—	—	(2.50)	(1.17)

Net Asset Value, End of Year	$7.31	$6.21	$5.18	$6.95	$13.48

Total Return:	17.71%#	19.88%	(25.47)%	(35.94)%	14.33%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$31,668	$30,938	$33,316	$64,366	$142,492
Ratio of expenses to average net assets	2.30%	2.39%	1.98%	1.79%	1.66%
Ratio of net investment loss to average net assets	(1.17)%	(0.32)%	(0.67)%	(0.64)%	(0.73)%
Portfolio turnover rate	270.63%	251.04%	120.78%	188.94%	110.04%

See footnotes on page 64.

55

Financial Highlights

Global Growth Fund (continued)

CLASS B

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$5.78	$4.86	$6.56	$12.94	$12.47

Income (Loss) from Investment Operations:
Net investment loss	(0.12)	(0.06)	(0.09)	(0.11)	(0.20)
Net realized and unrealized gain (loss) on investments	0.86	0.70	(1.72)	(3.84)	2.51
Net realized and unrealized gain (loss) from foreign currency transactions	0.23	0.28	0.11	0.07	(0.67)

Total from Investment Operations	0.97	0.92	(1.70)	(3.88)	1.64

Less Distributions:
Distributions from net realized capital gain	—	—	—	(2.50)	(1.17)

Net Asset Value, End of Year	$6.75	$5.78	$4.86	$6.56	$12.94

Total Return:	16.78%#	18.93%	(25.91)%	(36.40)%	13.51%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$9,849	$12,191	$12,661	$24,819	$48,709
Ratio of expenses to average net assets	3.05%	3.15%	2.73%	2.54%	2.41%
Ratio of net investment loss to average net assets	(1.92)%	(1.08)%	(1.42)%	(1.39)%	(1.48)%
Portfolio turnover rate	270.63%	251.04%	120.78%	188.94%	110.04%

CLASS C

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$5.79	$4.87	$6.57	$12.95	$12.47

Income (Loss) from Investment Operations:
Net investment loss	(0.12)	(0.06)	(0.09)	(0.11)	(0.20)
Net realized and unrealized gain (loss) on investments	0.86	0.70	(1.72)	(3.84)	2.52
Net realized and unrealized gain (loss) from foreign currency transactions	0.23	0.28	0.11	0.07	(0.67)

Total from Investment Operations	0.97	0.92	(1.70)	(3.88)	1.65

Less Distributions:
Distributions from net realized capital gain	—	—	—	(2.50)	(1.17)

Net Asset Value, End of Year	$6.76	$5.79	$4.87	$6.57	$12.95

Total Return:	16.75%#	18.89%	(25.88)%	(36.37)%	13.60%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$3,208	$3,102	$3,903	$7,120	$11,315
Ratio of expenses to average net assets	3.05%	3.15%	2.73%	2.54%	2.41%
Ratio of net investment loss to average net assets	(1.92)%	(1.08)%	(1.42)%	(1.39)%	(1.48)%
Portfolio turnover rate	270.63%	251.04%	120.78%	188.94%	110.04%

See footnotes on page 64.

56

Financial Highlights

Global Growth Fund (continued)

CLASS D

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$5.79	$4.87	$6.57	$12.95	$12.47

Income (Loss) from Investment Operations:
Net investment income (loss)	(0.12)	(0.06)	(0.09)	(0.11)	(0.20)
Net realized and unrealized gain (loss) on investments	0.85	0.70	(1.72)	(3.84)	2.52
Net realized and unrealized gain (loss) from foreign currency transactions	0.23	0.28	0.11	0.07	(0.67)

Total from Investment Operations	0.96	0.92	(1.70)	(3.88)	1.65

Less Distributions:

Distributions from net realized capital gain	—	—	—	(2.50)	(1.17)

Net Asset Value, End of Year	$6.75	$5.79	$4.87	$6.57	$12.95

Total Return:	16.58%#	18.89%	(25.88)%	(36.36)%	13.60%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$13,635	$14,769	$17,397	$37,327	$93,184
Ratio of expenses to average net assets	3.05%	3.15%	2.73%	2.54%	2.41%
Ratio of net investment loss to average net assets	(1.92)%	(1.08)%	(1.42)%	(1.39)%	(1.48)%
Portfolio turnover rate	270.63%	251.04%	120.78%	188.94%	110.04%

CLASS I					CLASS R

	Year Ended October 31,		11/30/01* to 10/31/02		Year Ended 10/31/04	4/30/03* to 10/31/03

	2004	2003

Per Share Data:

Net Asset Value, Beginning of Period	$6.29	$5.21	$7.47		$6.21	$5.35

Income (Loss) from Investment Operations:
Net investment income (loss)	(0.03)	0.01	(0.01)		(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	0.96	0.79	(2.36)		0.95	0.76
Net realized and unrealized gain from foreign currency transactions	0.23	0.28	0.11		0.23	0.13
Total from Investment Operations	1.16	1.08	(2.26)		1.08	0.86

Net Asset Value, End of Period	$7.45	$6.29	$5.21		$7.29	$6.21

Total Return:	18.44%#	20.73%	(30.25)%		17.39%#	16.07%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$2,081	$1,544	$1,165		$2	$2
Ratio of expenses to average net assets	1.55%	1.83%	1.31	%†ø	2.55%	2.72	%†
Ratio of net investment income (loss) to average net assets	(0.42)%	0.23%	(0.03	)%†ø	(1.42)%	(0.76	)%†
Portfolio turnover rate	270.63%	251.04%	120.78	%††	270.63%	251.04	%†††

See footnotes on page 64.

57

Financial Highlights

Global Smaller Companies Fund

CLASS A

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$11.78	$8.97	$11.13	$17.38	$15.74

Income (Loss) from Investment Operations:
Net investment loss	(0.09)	(0.08)	(0.12)	(0.12)	(0.15)
Net realized and unrealized gain (loss) on investments	1.65	2.33	(2.30)	(4.57)	2.58
Net realized and unrealized gain (loss) from foreign currency transactions	0.33	0.56	0.26	(0.11)	(0.79)

Total from Investment Operations	1.89	2.81	(2.16)	(4.80)	1.64

Less Distributions:
Distributions from net realized capital gain	—	—	—	(1.45)	—

Net Asset Value, End of Year	$13.67	$11.78	$8.97	$11.13	$17.38

Total Return:	16.04%#	31.33%	(19.41)%	(29.81)%	10.42%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$87,189	$79,222	$72,522	$110,745	$215,455
Ratio of expenses to average net assets	2.13%	2.24%	1.87%	1.81%	1.65%
Ratio of net investment loss to average net assets	(0.69)%	(0.79)%	(1.10)%	(0.95)%	(0.80)%
Portfolio turnover rate	94.65%	262.14%	99.70%	87.51%	85.08%

CLASS B

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:
Net Asset Value, Beginning of Year	$10.75	$8.25	$10.31	$16.33	$14.90

Income (Loss) from Investment Operations:
Net investment loss	(0.17)	(0.14)	(0.19)	(0.21)	(0.28)
Net realized and unrealized gain (loss) on investments	1.47	2.08	(2.13)	(4.25)	2.50
Net realized and unrealized gain (loss) from foreign currency transactions	0.33	0.56	0.26	(0.11)	(0.79)

Total from Investment Operations	1.63	2.50	(2.06)	(4.57)	1.43

Less Distributions:
Distributions from net realized capital gain	—	—	—	(1.45)	—

Net Asset Value, End of Year	$12.38	$10.75	$8.25	$10.31	$16.33

Total Return:	15.16%#	30.30%	(19.98)%	(30.38)%	9.60%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$30,356	$45,136	$45,451	$74,677	$140,106
Ratio of expenses to average net assets	2.88%	2.99%	2.62%	2.56%	2.40%
Ratio of net investment loss to average net assets	(1.44)%	(1.54)%	(1.85)%	(1.70)%	(1.55)%
Portfolio turnover rate	94.65%	262.14%	99.70%	87.51%	85.08%

See footnotes on page 64.

58

Financial Highlights

Global Smaller Companies Fund (continued)

CLASS C

	Year Ended October 31,

	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Year	$10.77	$8.25	$10.32	$16.35	$14.91

Income (Loss) from Investment Operations:
Net investment loss	(0.17)	(0.14)	(0.19)	(0.21)	(0.28)
Net realized and unrealized gain (loss) on investments	1.47	2.10	(2.14)	(4.26)	2.51
Net realized and unrealized gain (loss) from foreign currency transactions	0.33	0.56	0.26	(0.11)	(0.79)

Total from Investment Operations	1.63	2.52	(2.07)	(4.58)	1.44

Less Distributions:
Distributions from net realized capital gain	—	—	—	(1.45)	—

Net Asset Value, End of Year	$12.40	$10.77	$8.25	$10.32	$16.35

Total Return:	15.14%#	30.55%	(20.06)%	(30.40)%	9.66%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$3,035	$1,928	$1,694	$1,625	$2,355
Ratio of expenses to average net assets	2.88%	2.99%	2.62%	2.56%	2.40%
Ratio of net investment loss to average net assets	(1.44)%	(1.54)%	(1.85)%	(1.70)%	(1.55)%
Portfolio turnover rate	94.65%	262.14%	99.70%	87.51%	85.08%

CLASS D

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$10.77	$8.25	$10.32	$16.35	$14.91

Income (Loss) from Investment Operations:
Net investment loss	(0.17)	(0.14)	(0.19)	(0.21)	(0.28)
Net realized and unrealized gain (loss) on investments	1.47	2.10	(2.14)	(4.26)	2.51
Net realized and unrealized gain (loss) from foreign currency transactions	0.33	0.56	0.26	(0.11)	(0.79)

Total from Investment Operations	1.63	2.52	(2.07)	(4.58)	1.44

Less Distributions:
Distributions from net realized capital gain	—	—	—	(1.45)	—

Net Asset Value, End of Year	$12.40	$10.77	$8.25	$10.32	$16.35

Total Return:	15.14%#	30.55%	(20.06)%	(30.40)%	9.66%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$45,140	$46,403	$42,425	$68,641	$136,806
Ratio of expenses to average net assets	2.88%	2.99%	2.62%	2.56%	2.40%
Ratio of net investment loss to average net assets	(1.44)%	(1.54)%	(1.85)%	(1.70)%	(1.55)%
Portfolio turnover rate	94.65%	262.14%	99.70%	87.51%	85.08%

See footnotes on page 64.

59

Financial Highlights

Global Smaller Companies Fund (continued)

CLASS I					CLASS R

	Year Ended October 31,		11/30/01* to 10/31/02		Year Ended 10/31/04	4/30/03* to 10/31/03

	2004	2003

Per Share Data:

Net Asset Value, Beginning of Period	$11.91	$9.00	$11.66		$11.78	$8.94

Income (Loss) from Investment Operations:
Net investment loss	— **	(0.01)	(0.04)		(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments	1.67	2.36	(2.98)		1.65	2.58
Net realized and unrealized gain from foreign currency transactions	0.33	0.56	0.36		0.33	0.29

Total from Investment Operations	2.00	2.91	(2.66)		1.86	2.84

Net Asset Value, End of Period	$13.91	$11.91	$9.00		$13.64	$11.78

Total Return:	16.79%#	32.33%	(22.81)%		15.79%#	31.77%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$7,979	$5,789	$3,161		$2	$2
Ratio of expenses to average net assets	1.45%	1.64%	1.24	%†ø	2.38%	2.45	%†
Ratio of net investment loss to average net assets	(0.02)%	(0.12)%	(0.43	)%†ø	(0.94)%	(0.52	)%†
Portfolio turnover rate	94.65%	262.14%	99.70	%††	94.65%	262.14	%†††

Global Technology Fund

CLASS A

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$11.81	$8.38	$11.29	$25.60	$23.36

Income (Loss) from Investment Operations:
Net investment loss	(0.18)	(0.14)	(0.17)	(0.20)	(0.37)
Net realized and unrealized gain (loss) on investments	(0.25)	3.25	(2.89)	(9.37)	5.79
Net realized and unrealized gain (loss) from foreign currency transactions	0.13	0.32	0.15	0.05	(0.73)

Total from Investment Operations	(0.30)	3.43	(2.91)	(9.52)	4.69

Less Distributions:
Distributions from net realized capital gain	—	—	—	(4.79)	(2.45)

Net Asset Value, End of Year	$11.51	$11.81	$8.38	$11.29	$25.60

Total Return:	(2.54)%#	40.93%	(25.78)%	(44.62)%	20.20%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$270,154	$324,387	$276,832	$469,075	$1,033,318
Ratio of expenses to average net assets	1.83%	1.89%	1.81%	1.67%	1.56%
Ratio of net investment loss to average net assets	(1.57)%	(1.44)%	(1.56)%	(1.29)%	(1.18)%
Portfolio turnover rate	133.51%	190.14%	151.83%	130.19%	144.27%

See footnotes on page 64.

60

Financial Highlights

Global Technology Fund (continued)

CLASS B

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$10.67	$7.64	$10.37	$24.08	$22.26

Income (Loss) from Investment Operations:
Net investment loss	(0.25)	(0.19)	(0.24)	(0.29)	(0.57)
Net realized and unrealized gain (loss) on investments	(0.22)	2.90	(2.64)	(8.68)	5.57
Net realized and unrealized gain (loss) from foreign currency transactions	0.13	0.32	0.15	0.05	(0.73)

Total from Investment Operations	(0.34)	3.03	(2.73)	(8.92)	4.27

Less Distributions:
Distributions from net realized capital gain	—	—	—	(4.79)	(2.45)

Net Asset Value, End of Year	$10.33	$10.67	$7.64	$10.37	$24.08

Total Return:	(3.19)%#	39.66%	(26.33)%	(45.03)%	19.23%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$57,700	$81,002	$69,338	$125,085	$261,717
Ratio of expenses to average net assets	2.58%	2.65%	2.56%	2.42%	2.31%
Ratio of net investment loss to average net assets	(2.32)%	(2.20)%	(2.31)%	(2.04)%	(1.93)%
Portfolio turnover rate	133.51%	190.14%	151.83%	130.19%	144.27%

CLASS C

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$10.67	$7.64	$10.37	$24.06	$22.23

Income (Loss) from Investment Operations:
Net investment loss	(0.25)	(0.19)	(0.24)	(0.29)	(0.57)
Net realized and unrealized gain (loss) on investments	(0.22)	2.90	(2.64)	(8.66)	5.58
Net realized and unrealized gain (loss) from foreign currency transactions	0.13	0.32	0.15	0.05	(0.73)

Total from Investment Operations	(0.34)	3.03	(2.73)	(8.90)	4.28

Less Distributions:
Distributions from net realized capital gain	—	—	—	(4.79)	(2.45)

Net Asset Value, End of Year	$10.33	$10.67	$7.64	$10.37	$24.06

Total Return:	(3.19)%#	39.66%	(26.33)%	(44.97)%	19.30%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$22,401	$30,199	$25,978	$45,697	$99,452
Ratio of expenses to average net assets	2.58%	2.65%	2.56%	2.42%	2.31%
Ratio of net investment loss to average net assets	(2.32)%	(2.20)%	(2.31)%	(2.04)%	(1.93)%
Portfolio turnover rate	133.51%	190.14%	151.83%	130.19%	144.27%

See footnotes on page 64.

61

Financial Highlights

Global Technology Fund (continued)

CLASS D						CLASS R

	Year Ended October 31,					Year Ended 10/31/04		4/30/03* to 10/31/03

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Period	$10.65	$7.62	$10.35	$24.05	$22.23	$11.80		$9.03

Income (Loss) from Investment Operations:
Net investment loss	(0.25)	(0.19)	(0.24)	(0.29)	(0.57)	(0.21)		(0.09)
Net realized and unrealized gain (loss) on investments	(0.22)	2.90	(2.64)	(8.67)	5.57	(0.23)		2.66
Net realized and unrealized gain (loss) from foreign currency transactions	0.13	0.32	0.15	0.05	(0.73)	0.13		0.20

Total from Investment Operations	(0.34)	3.03	(2.73)	(8.91)	4.27	(0.31)		2.77

Less Distributions:
Distributions from net realized capital gain	—	—	—	(4.79)	(2.45)	—		—

Net Asset Value, End of Period	$10.31	$10.65	$7.62	$10.35	$24.05	$11.49		$11.80

Total Return:	(3.19)%#	39.76%	(26.38)%	(45.05)%	19.25%	(2.63	)%#	30.68%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$83,800	$106,981	$93,637	$173,286	$384,810	$197		$2
Ratio of expenses to average net assets	2.58%	2.65%	2.56%	2.42%	2.31%	2.08%		2.14	%†
Ratio of net investment loss to average net assets	(2.32)%	(2.20)%	(2.31)%	(2.04)%	(1.93)%	(1.82	) %	(1.66	)%†
Portfolio turnover rate	133.51%	190.14%	151.83%	130.19%	144.27%	133.51%		190.14	%†††

International Growth Fund

CLASS A

Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$9.90	$8.25	$9.91	$14.59	$21.47

Income (Loss) from Investment Operations:
Net investment income (loss)	(0.15)	(0.07)	(0.08)	0.01	(0.19)
Net realized and unrealized gain (loss) on investments	1.67	0.99	(2.09)	(4.82)	(2.90)
Net realized and unrealized gain (loss) from foreign currency transactions	0.59	0.73	0.51	0.13	(2.06)

Total from Investment Operations	2.11	1.65	(1.66)	(4.68)	(5.15)

Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(1.73)

Net Asset Value, End of Year	$12.01	$9.90	$8.25	$9.91	$14.59

Total Return:	21.31%	20.00%	(16.75)%	(32.08)%	(26.45)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$30,553	$22,896	$20,497	$21,588	$40,971
Ratio of expenses to average net assets	2.80%	3.17%	2.64%	2.37%	1.96%
Ratio of net investment income (loss) to average net assets	(1.39)%	(0.80)%	(0.82)%	0.08%	(1.06)%
Portfolio turnover rate	241.12%	303.81%	216.01%	276.76%	257.74%

See footnotes on page 64.

62

Financial Highlights

International Growth Fund (continued)

CLASS B

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$9.08	$7.63	$9.24	$13.66	$20.33

Income (Loss) from Investment Operations:
Net investment loss	(0.22)	(0.12)	(0.14)	(0.08)	(0.31)
Net realized and unrealized gain (loss) on investments	1.48	0.84	(1.98)	(4.47)	(2.57)
Net realized and unrealized gain (loss) from foreign currency transactions	0.59	0.73	0.51	0.13	(2.06)

Total from Investment Operations	1.85	1.45	(1.61)	(4.42)	(4.94)

Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(1.73)

Net Asset Value, End of Year	$10.93	$9.08	$7.63	$9.24	$13.66

Total Return:	20.37%	19.00%	(17.42)%	(32.36)%	(26.94)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,537	$4,828	$4,332	$5,943	$11,045
Ratio of expenses to average net assets	3.55%	3.93%	3.40%	3.13%	2.72%
Ratio of net investment loss to average net assets	(2.14)%	(1.56)%	(1.58)%	(0.68)%	(1.82)%
Portfolio turnover rate	241.12%	303.81%	216.01%	276.76%	257.74%

CLASS C

Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$9.09	$7.64	$9.24	$13.65	$20.31

Income (Loss) from Investment Operations:
Net investment loss	(0.22)	(0.12)	(0.14)	(0.08)	(0.31)
Net realized and unrealized gain (loss) on investments	1.49	0.84	(1.97)	(4.46)	(2.56)
Net realized and unrealized gain (loss) from foreign currency transactions	0.59	0.73	0.51	0.13	(2.06)

Total from Investment Operations	1.86	1.45	(1.60)	(4.41)	(4.93)

Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(1.73)

Net Asset Value, End of Year	$10.95	$9.09	$7.64	$9.24	$13.65

Total Return:	20.46%	18.98%	(17.32)%	(32.32)%	(26.92)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,574	$1,569	$1,584	$2,225	$4,745
Ratio of expenses to average net assets	3.55%	3.93%	3.40%	3.13%	2.72%
Ratio of net investment loss to average net assets	(2.14)%	(1.56)%	(1.58)%	(0.68)%	(1.82)%
Portfolio turnover rate	241.12%	303.81%	216.01%	276.76%	257.74%

See footnotes on page 64.

63

Financial Highlights

International Growth Fund (continued)

CLASS D

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$9.10	$7.64	$9.24	$13.65	$20.31

Income (Loss) from Investment Operations:
Net investment income (loss)	(0.22)	(0.12)	(0.14)	(0.08)	(0.31)
Net realized and unrealized gain (loss) on investments	1.49	0.85	(1.97)	(4.46)	(2.56)
Net realized and unrealized gain (loss) from foreign currency transactions	0.59	0.73	0.51	0.13	(2.06)

Total from Investment Operations	1.86	1.46	(1.60)	(4.41)	(4.93)

Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(1.73)

Net Asset Value, End of Year	$10.96	$9.10	$7.64	$9.24	$13.65

Total Return:	20.44%	19.11%	(17.32)%	(32.32)%	(26.92)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$11,138	$8,619	$7,036	$9,203	$19,671
Ratio of expenses to average net assets	3.55%	3.93%	3.40%	3.13%	2.72%
Ratio of net investment loss to average net assets	(2.14)%	(1.56)%	(1.58)%	(0.68)%	(1.82)%
Portfolio turnover rate	241.12%	303.81%	216.01%	276.76%	257.74%

CLASS I					CLASS R

	Year Ended October 31,		11/30/01* to 10/31/02		Year Ended 10/31/04	4/30/03* to 10/31/03

	2004	2003

Per Share Data:

Net Asset Value, Beginning of Period	$10.13	$8.32	$10.13		$9.90	$8.20

Income (Loss) from Investment Operations:
Net investment income (loss)	(0.02)	0.05	0.03		(0.18)	(0.07)
Net realized and unrealized gain (loss) on investments	1.74	1.03	(2.35)		1.69	1.48
Net realized and unrealized gain from foreign currency transactions	0.59	0.73	0.51		0.59	0.29

Total from Investment Operations	2.31	1.81	(1.81)		2.10	1.70

Net Asset Value, End of Period	$12.44	$10.13	$8.32		$12.00	$9.90

Total Return:	22.80%	21.75%	(17.87)%		21.21%	20.73%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$7,911	$5,254	$2,646		$2	$2
Ratio of expenses to average net assets	1.59%	1.74%	1.38	%†ø	3.05%	3.42	%†
Ratio of net investment income (loss) to average net assets	(0.18)%	0.58%	0.41	%†ø	(1.64)%	(1.46	)%†
Portfolio turnover rate	241.12%	303.81%	216.01	%††	241.12%	303.81	%†††

*	Commencement of offering of shares.
**	Less than $0.01.
†	Annualized.
††	For the year ended October 31, 2002.
†††	For the year ended October 31, 2003.
ø

The Manager, at its discretion, reimbursed certain expenses of Class I shares for the period from November 1, 2001 to October 31, 2002. Without such reimbursement, the ratios of expenses and net investment income (loss) for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund would have been 1.94% and 0.05%, 1.44% and (0.16)%, 1.29% and (0.48)%, 1.45% and 0.35%, respectively.

#

Excluding the effect of the payments received from the Manager (Note 9), total returns would have been as follows: for Global Growth Fund Class A, B, C, D, I, and R 17.56%, 16.63%, 16.60%, 16.43%, 18.28%, and 17.24%, respectively; for Global Smaller Companies Fund Class A, B, C, D, I, and R 15.84%, 14.95%, 14.93%, 14.92%, 16.58%, and 15.58%, respectively; and for Global Technology Fund Class A, B, C, D, and R, (2.87)%, (3.52)%, (3.52)%, (3.52)%, and (2.96)%, respectively.

See Notes to Financial Statements.

64

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Global Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Global Fund Series, Inc. (comprising, respectively, the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund) as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Series’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Global Fund Series, Inc. as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 23, 2004

65

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below:

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (67)[2,3]

Chairman, Chief Executive Officer and Director, KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas, Inc., The Houston Exploration Company (oil and gas exploration, development and production companies), Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

•	Director: 2003 to Date
•	Oversees 60 Portfolios
in Fund Complex

John R. Galvin (75)[1,3]

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

•	Director: 1995 to Date
•	Oversees 61 Portfolios
in Fund Complex

Alice S. Ilchman (69)[2,3]

President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

•	Director: 1991 to Date
•	Oversees 61 Portfolios
in Fund Complex

Frank A. McPherson (71)[2,3]

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

•	Director: 1995 to Date
•	Oversees 61 Portfolios
in Fund Complex

John E. Merow (74)[1,3]

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Aleris International, Inc. (aluminum and zinc recycler and aluminum rolled products); Director Emeritus, Municipal Art Society of New York; Executive Committee Member and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; Member of the American Law Institute and Council on Foreign Relations.

•	Director: 1983 to Date
•	Oversees 61 Portfolios
in Fund Complex

Betsy S. Michel (62)[1,3]

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

•	Director: 1984 to Date
•	Oversees 61 Portfolios in
Fund Complex

Leroy C. Richie (63)[1,3]

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

•	Director: 2000 to Date
•	Oversees 60 Portfolios in
Fund Complex

See footnotes on page 68.

66

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert L. Shafer (72)[2,3]		Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
•	Director: 1983 to Date
•	Oversees 61 Portfolios in
Fund Complex

James N. Whitson (69)[1,3]

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television network).

•	Director: 1993 to Date
•	Oversees 61 Portfolios in
Fund Complex

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (66)*

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

•	Director and Chairman of
the Board: 1988 to Date
•	Oversees 61 Portfolios in
Fund Complex

Brian T. Zino (52)*

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; Director, ICI Mutual Insurance Company.

•	Director: 1993 to Date
•	President: 1995 to Date
•	Chief Executive Officer:
2002 to Date
•	Oversees 61 Portfolios in
Fund Complex

Eleanor T. M. Hoagland (53)

Senior Vice President, Risk Manager, J. & W. Seligman & Co. Incorporated; Chief Compliance Officer and Vice President for each of the investment companies of the Seligman Group of Funds. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management from 1994 to 2000.

•	Vice President and
Chief Compliance Officer:
July 2004 to Date

Richard M. Parower (38)

Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Global Technology Portfolio, and Vice President and Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Formerly, Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000; Senior Analyst with Montgomery Asset Management from September 1995 to June 1998.

•	Vice President and
Portfolio Manager:
2002 to Date

Thomas G. Rose (46)

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

•	Vice President:
2000 to Date

See footnotes on page 68.

67

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (48)

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President, Seligman Services, Inc.; and Treasurer, Seligman International, Inc. and Seligman Henderson Co.

•	Vice President:
1992 to Date
•	Treasurer:
2000 to Date

Frank J. Nasta (40)

Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

•	Secretary:
1994 to Date

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

68

ITEM 2.	CODE OF ETHICS.

As of October 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is "independent" as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003
Audit Fees	$412,513	$419,166
Audit-Related Fees	—	—
Tax Fees	40,700	40,837
All Other Fees	—	4,553

Audit fees include amounts related to the audits of the registrant’s annual and semi-annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2004	2003
Audit-Related Fees	$114,980	$154,350
Tax Fees	7,800	7,500
All Other Fees	43,000	—

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) review of certain internal controls of such shareholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and shareholder service agent (such services were no longer permitted to be performed for the shareholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $206,480 and $207,240, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN GLOBAL FUND SERIES, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: January 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: January 5, 2005

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: January 5, 2005

SELIGMAN GLOBAL FUND SERIES, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.